As filed with the Securities and Exchange Commission on April 30, 1999
                                               Registration Nos. 033-48137
                                                              and 811-6691


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
------------------------------------------------------------------------------

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                    Pre-Effective Amendment No. _____ / /

                     Post -Effective Amendment No. 10 /x/
                                       And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             Amendment No. 12 /x/

                               CG VARIABLE ANNUITY
                                SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                   Connecticut General Life Insurance Company
                               (Name of Depositor)

                            Mark A. Parsons, Esquire
                   Connecticut General Life Insurance Company
            900 Cottage Grove Road, Hartford, Connecticut 06152-2215
                                 (860) 726-6000
                     (Name and Address of Agent of Service)

                                   Copies to:
George N. Gingold, Esq.                   Stephen E. Roth, Esq.
197 King Philip Drive                     Sutherland Asbill & Brennan LLP
West Hartford, CT 06117-1409              1275 Pennsylvania Avenue, N.W.
                                          Washington, D.C.  20004-2415


                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement
------------------------------------------------------------------------------

It is proposed that this filing will become  effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /x/ on _May 1, 1999_, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on ____________ pursuant to paragraph (a) of Rule 485

                      Title of Securities Being Registered:
    Units of Interest in the Separate Account under flexible payment deferred variable annuity contracts.

Prospectus
May 1, 1999

                      AIM/CIGNA Heritage Variable Annuity

                                    Issued by
                   Connecticut General Life Insurance Company
                                     Through
                      CG Variable Annuity Separate Account


Mailing Address:              For New York Customers
Customer Service Center       Only: Mailing Address:
P.O. Box 94039                Customer Service Center
Palatine, IL 60094-4039       P.O. Box 94038
Telephone: 800-776-6978       Palatine, IL 60094-4038
Fax: 847-402-9543             Telephone:  800-654-2397
                               Fax: 847-402-4361









This Prospectus describes the AIM/CIGNA Heritage Variable Annuity, a flexible payment deferred variable annuity contract (the "Contract") that we offer to individuals and groups.

This Prospectus contains important information about the Contract and the Variable Account that you should know before investing.

If you would like more information about the AIM/CIGNA Heritage variable annuity, you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 1999. Please call, or write to us, at the numbers shown above.

The SAI has been filed with the Securities and Exchange Commission and is legally a part of this prospectus. The table of contents of the SAI is included at the end of this Prospectus.

Please note that the Contract and the Portfolios:
o        Are not bank deposits
o        Are not federally insured
o        Are not endorsed by any bank or government agency
o        Are not guaranteed to achieve their investment goals
o        Involve risks, including possible loss of premiums.

This prospectus must be accompanied by the current prospectus of AIM Variable Insurance Funds, Inc. You should read them before you invest and retain them for future reference.




You may direct your premium payments, as well as any money accumulated in your Contract, into the subaccounts of the CG Variable Annuity Separate Account (the "Variable Account") and/or the fixed account with guaranteed interest periods.

The Variable Account is divided into variable subaccounts. Each variable subaccount invests exclusively in one mutual fund Portfolio of the AIM Variable Insurance Funds, Inc. You may choose to invest in any of the following 9 mutual fund Portfolios:

           o    AIM V.I. Capital Appreciation Fund
           o    AIM V.I. Diversified Income Fund
           o    AIM V.I. Global Utilities Fund
           o    AIM V.I. Government Securities Fund
           o    AIM V.I. Growth Fund
           o    AIM V.I. Growth and Income Fund
           o    AIM V.I. International Equity Fund
           o    AIM V.I. Money Market Fund
           o    AIM V.I. Value Fund

Your investments in the variable subaccounts are not guaranteed and will vary in value with the investment performance of the Portfolios you select. You bear the entire investment risk for all amounts you allocate to the Variable Account.

We will credit the money you direct to the fixed subaccounts with a fixed rate of interest for the duration of the guaranteed period you choose. We set interest rates periodically and will not set them below 3% annually. The interest earned on your money as well as your principal is guaranteed as long as you keep it in the fixed subaccount until the end of the guaranteed period. Money that you withdraw or transfer before the end of the guaranteed period will be subject to a Market Value Adjustment. A Market Value Adjustment may increase or decrease your Contract's value.

The Contract offers you the right to receive monthly annuity payments beginning on the Annuity Date you select. You can receive annuity payments on a fixed or variable basis, or a combination of both.

The Securities and Exchange Commission has not approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                    TABLE OF CONTENTS


Definitions........................................................................................1
Summary............................................................................................4
    Overview.......................................................................................4
    Premium Payments...............................................................................4
    The Fixed Account..............................................................................4
    The Variable Account...........................................................................5
    Transfers......................................................................................5
    Cash Withdrawals...............................................................................5
    Free Partial Withdrawals.......................................................................6
    Annuity Payments...............................................................................6
    Death Benefit..................................................................................6
    Right to Examine Your Contract.................................................................6
    Additional Features............................................................................7
    Charges and Deductions.........................................................................7
    Owner Inquiries................................................................................8
Fee Table.........................................................................................10
The Company, the Fixed Account, the Variable Account and the Fund.................................13
    The Company...................................................................................13
    The Administrator.............................................................................13
    The Fixed Account.............................................................................13
    The Variable Account..........................................................................14
    The Fund and the Portfolios...................................................................15
Premium Payments and Account Values During the Accumulation Period................................17
    Premium Payments..............................................................................17
    Your Annuity Account..........................................................................17
    Allocating Your Premium Payments..............................................................18
    Fixed Accumulation Value......................................................................18
    Guaranteed Periods............................................................................18
    Guaranteed Interest Rates.....................................................................18
    Variable Accumulation Value...................................................................19
    Variable Accumulation Units...................................................................19
    Variable Accumulation Unit Value..............................................................19
Optional Features.................................................................................19
    Dollar Cost Averaging.........................................................................19
    Automatic Rebalancing.........................................................................20
Transfer Privilege................................................................................21
    Transfers During the Accumulation Period......................................................21
    Death Benefits 21Transfers During the Annuity Period..........................................22
Access to Your Money..............................................................................22
    Cash Withdrawals..............................................................................22
    Minimum Value Requirement.....................................................................23
    Section 403(b) Annuities......................................................................23
Death Benefits....................................................................................24
    Election and Effective Date of Election.......................................................24
    Payment of Death Benefit......................................................................25
    Amount of Death Benefit.......................................................................25
Surrender of the Contracts........................................................................25
Annuity Provisions................................................................................26
    Annuity Date..................................................................................26
    Election -Change of Annuity Option............................................................26
    Annuity Options...............................................................................27
    Fixed Annuity Payments........................................................................27
    Variable Annuity Payments.....................................................................27
Fixed Annuity Options.............................................................................28
    Life Annuity Option...........................................................................28
    Life Annuity with Certain Period Option.......................................................28
    Cash Refund Life Annuity Option...............................................................28
    Annuity Certain Option........................................................................28
Variable Annuity Options..........................................................................29
    Variable Life Annuity Option..................................................................29
    Variable Life Annuity with Certain Period Option..............................................29
    Variable Annuity Certain Option...............................................................29
    Additional Annuity Options....................................................................29
    Determination of Annuity Payments.............................................................29
Contract Charges and Fees.........................................................................30
    Withdrawal Charges............................................................................30
    Free Partial Withdrawal.......................................................................31
    Annuity Account Fee...........................................................................31
    Administrative Fee............................................................................32
    Premium Taxes.................................................................................32
    Charge for Mortality and Expense Risks........................................................32
    Market Value Adjustment.......................................................................33
Other Contract Provisions.........................................................................34
    Deferral of Payment...........................................................................34
    Designation and Change of Beneficiary.........................................................34
    Exercise of Contract Rights...................................................................35
    Transfer of Ownership.........................................................................35
    Death of Owner................................................................................35
    Voting Fund Shares............................................................................36
    Adding, Deleting or Substituting Investments..................................................37
    Change in Operation of the Variable Account...................................................38
    Modifying the Contract........................................................................38
    Discontinuing New Purchases...................................................................39
    Right to Examine Your Contract................................................................39
    IRA Right to Revoke...........................................................................39
    Periodic Reports..............................................................................39
Federal Tax Matters...............................................................................40
    Taxation of Non-Qualified Contracts...........................................................40
    Taxation of Qualified Contracts...............................................................41
    Possible Tax Law Changes......................................................................42
Distribution of the Contracts.....................................................................43
Historical Performance Data.......................................................................43
Year 2000 Matters.................................................................................44
Condensed Financial Information...................................................................46
Table of Contents for the Statement of Additional Information.....................................50


                                       Definitions

         The following special terms are used throughout this Prospectus:

ACCOUNT VALUE: The total value in your Contract. It is equal to the value you have in the Variable Account plus your value in the fixed account.

ACCUMULATION PERIOD: The time from the date we issue the Contract until the earliest of: (i) the Annuity Date; (ii) the date on which we pay the death benefit; or (iii) the date on which you surrender or annuitize the Contract.

ANNUITANT: The person or persons you identify on whose life we will make the first annuity payment.

ANNUITY ACCOUNT: An account we establish for you to which we credit all your premium payments, net investment gains and interest, and from which we deduct charges and investment losses.

ANNUITY DATE:  The date on which we begin to pay annuity payments to you.

ANNUITY OPTION:  The method by which we make annuity payments to you.

BENEFICIARY: The person or entity having the right to receive the death benefit set forth in the Contract.

BUSINESS DAY: Every day on which the New York Stock Exchange ("NYSE") is open for business. It is also called a "Valuation Date."

CERTIFICATE: (For Group Contract only) The document which confirms your coverage under the Contract.

CONTRACT YEARS and CONTRACT ANNIVERSARIES: 12-month periods we measure from the Date of Issue.

DATE OF ISSUE:  The date on which the Contract becomes effective.

DUE PROOF OF DEATH: Any proof of death we find satisfactory, for example, an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death.

FIXED ACCOUNT: Allocation options under the Contract, other than the Variable Account, that provide a guarantee of principal and minimum interest. Fixed account assets are our general assets.

FUND:  AIM Variable Insurance Funds, Inc.

GUARANTEED PERIOD AMOUNT: That portion of your account value that you allocate to a specific guaranteed period with a specified expiration date. It includes any interest we credit to that amount.

GUARANTEED INTEREST RATE: The interest rate we credit on a compound annual basis during a guaranteed period.

GUARANTEED PERIOD: The period for which we credit a guaranteed interest rate to any amounts which you allocate to a fixed subaccount. In most states, you may elect a period from one to ten years.

INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.


IN WRITING: A written form that we find satisfactory and we receive at our Customer Service Center.


MARKET VALUE ADJUSTMENT: An amount we add to or subtract from certain transactions involving your interest in the fixed account. The amount of the adjustment reflects the impact of changing interest rates.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment.

OWNER, YOU, or YOUR: The persons entitled to the ownership rights stated in the Contract. The Certificate Owner under a group contract.

PAYEE:  A person who receives payments under the Contract.

PORTFOLIO: An underlying mutual fund in which a variable subaccount invests. Each Portfolio is a separate investment series of the Fund which is an investment company registered with the SEC.

PREMIUM PAYMENT: Any amount you pay to us as consideration for the benefits the Contract provides.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403, 408, or 457 of the Code.

SEVEN YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

SUBACCOUNT: That portion of the fixed account associated with a specific guaranteed period and guaranteed interest rate and each portion of the Variable Account which invests in a specific Portfolio of the Fund.

SURRENDER: When you elect to end your Contract and receive your account value in a lump sum payment. Your account value will be reduced by any applicable withdrawal charges, contract fees, or premium taxes, and may be either increased or reduced by any market value adjustment that we apply.

VALUATION DATE: Every day on which the New York Stock Exchange ("NYSE") is open for business.

VALUATION PERIOD: The period of time over which we determine the change in the value of the variable subaccounts in order to price Variable Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the NYSE (usually 4:00 p.m. Eastern time) on each Valuation Date and ends at the close of the NYSE on the next Valuation Date. A Valuation Period may be more than one day.

VARIABLE ACCOUNT: A separate account divided into subaccounts . Each subaccount invests exclusively in shares of a specific Portfolio of the AIM Variable Insurance Funds, Inc. The assets in the Variable Account are owned by the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure we use to calculate the value of the variable subaccounts.


WE, US, OUR or CG LIFE: Connecticut General Life Insurance Company. Our Home Office is located at 900 Cottage Grove Road, Hartford, CT 06002.


The following terms used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract.

Terms Used in This Prospectus        Corresponding Term Used in the Contract
Account value                        Annuity Account Value
Annuity option                       Income Payments
Fixed subaccount                     Fixed Account Sub-Account
Variable subaccount                  Variable Account Sub-Account

                                         Summary

This summary provides only a brief overview of the more important features of the Contract. The Contract is more fully described in the rest of this Prospectus.
Please read the entire Prospectus carefully.




Overview

We designed the AIM/CIGNA Heritage variable annuity contract as a way for you to invest on a tax-deferred basis in the subaccounts of the Variable Account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term purposes. The Contract can be used in connection with retirement and tax-deferred plans, some of which may qualify as retirement programs under Sections 401, 403, 408, or 457 of the Code.

We offer the Contract as both an individual and group annuity contract.

The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, your earnings accumulate on a tax-deferred basis and are generally taxed as income when you take them out of the Contract. The income phase occurs when you begin receiving regular annuity payments from your Contract on the Annuity Date. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will determine the dollar amount of any annuity payments you receive during the income phase.

Premium Payments


You can buy this Contract for an initial payment of $2,500 or more ($2,000 for IRAs). Additional payments you direct into a guaranteed period of the fixed account must be at least $500. The minimum payment you can place in a variable subaccount is $100. We must approve any premium payment greater than $1,000,000.


The Fixed Account


You may direct your premium payments into any of the subaccounts available in the fixed account. We set interest rates at our sole discretion and guarantee a minimum interest rate of three percent (3%) per year, compounded annually. There is no assurance that guaranteed interest rates will exceed 3% per year.

Each fixed subaccount guarantees interest at a specified rate for a particular period ranging from one to ten years. But you must keep your money in the subaccount for the length of the guaranteed period in order to receive the guaranteed interest rate. If you withdraw or transfer amounts from a fixed subaccount before the end of the guaranteed interest period, we will apply a Market Value Adjustment that could increase or decrease your contract value. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocated to the fixed account, regardless of any effects of the Market Value Adjustment. We do not apply a Market Value Adjustment to the death benefit or annuity payments.



The Variable Account

The Variable Account is divided into subaccounts. Each variable subaccount uses its assets to purchase, at net asset value, shares of a specific Portfolio of the AIM Variable Insurance Funds, Inc. You may invest in any of the following nine (9) Portfolios of the Fund through this Contract:

               o  AIM V.I. Capital Appreciation Fund
               o  AIM V.I. Diversified Income Fund
               o  AIM V.I. Global Utilities Fund
               o  AIM V.I. Government Securities Fund
               o  AIM V.I. Growth Fund
               o  AIM V.I. Growth and Income Fund
               o  AIM V.I. International Equity Fund
               o  AIM V.I. Money Market Fund
               o  AIM V.I. Value Fund

Depending on market conditions, you can earn or lose the money you invest in any of the Portfolios through the variable subaccounts. We reserve the right to offer other investment choices in the future.

Transfers

You may transfer money among the subaccounts before the Annuity Date. All transfers are subject to the following conditions:


o    transfers from any subaccount must be at least $100;


o    transfers to a fixed subaccount must be at least $500;

o if your account value remaining in a fixed subaccount is less than $500 or less than $50 in a variable subaccount, then the entire account value within the subaccount must be transferred; and


o we do not permit transfers during the "Right to Examine Your Contract" period.


In addition, we may restrict the number and dollar amount of transfers from a fixed subaccount. We will subject transfers from a fixed subaccount to a Market Value Adjustment, unless the transfer is made on the expiration date of the fixed subaccount. After the Annuity Date, we may permit transfers among the variable subaccounts subject to certain conditions.


Cash Withdrawals


At any time before the Annuity Date, you may take your money out of the Contract. Each cash withdrawal must be at least $50. Withdrawal charges, annuity account fees, premium taxes and a Market Value Adjustment may apply. After the Annuity Date, we do not permit withdrawals under most Annuity Options.


You may have to pay federal income taxes and a penalty tax on any withdrawals.



Free Partial Withdrawals

Each Contract Year you may withdraw up to 15% of the total amount of the premium payments you have paid without paying a withdrawal charge.

Annuity Payments

The Contract allows you to receive income under one of 7 annuity payment options. You may choose from fixed payments options, variable payment options, or a combination of both. We will begin paying you annuity payments on the Annuity Date.

If you select a variable payment option, the dollar amount of the annuity payments you receive will go up or down depending on the investment results of the Portfolios in which you invest at that time. If you choose to have any portion of your annuity payments come from the fixed account, the payment amount will be fixed and guaranteed by us.

Annuity payments may be subject to Federal income taxes.

Death Benefit

If an Owner dies before the Annuity Date, we will pay a death benefit to the Beneficiary. If the deceased Owner (or any Annuitant if an Owner is a non-natural person) dies on or after the Annuity Date, we will not pay a death benefit unless the Annuity Option you select provides for a death benefit. The death benefit we will pay before the Annuity Date generally equals the greatest of:

o the account value on the date we deem the death benefit election to be effective;

o the sum of all premium payments under the Contract, minus all partial withdrawals;

o your account value on the Seven Year Anniversary immediately preceding the date on which the death benefit election is deemed effective, adjusted for any subsequent premium payments, partial withdrawals and applicable charges; and

o the amount that would have been paid if a full surrender occurred during the day when the death benefit election is deemed effective, including any applicable withdrawal charges and Market Value Adjustment.

Right to Examine Your Contract


You may return your Contract for a refund within 10 days after you receive it. You must mail the Contract to us at the Customer Service Center at the address on the cover of this Prospectus. In some states you may have more than 10 days. When we receive the returned Contract we will cancel it and, in most states, you will receive a refund equal to your account value as of the date we receive the returned Contract.


Where state law requires us to refund the full amount of any premium payments paid, we will place the premium payments that you allocate to the variable subaccounts into the AIM V.I. Money Market subaccount until the end of the Right to Examine 10-day period. This period will begin on the day we mail the Contract. On the first business day after the end of the Right to Examine period, we will allocate the premium payments as you specified in your application.



Additional Features

Enhanced Dollar Cost Averaging

You can arrange to have money automatically transferred monthly from any of the variable subaccounts or the One-Year fixed subaccount to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.


Automatic Rebalancing


We will, upon your request, automatically transfer amounts among the variable subaccounts on a regular basis to maintain a desired allocation of your Account Value among the variable subaccounts.



Charges and Deductions


Contingent Deferred Sales Charge


We do not deduct a sales charge from your premium payments. However, if you withdraw any part of your account value during the accumulation period, we may deduct a withdrawal charge (contingent deferred sales charge) on any amount you withdraw that exceeds the Free Withdrawal Amount described herein. The withdrawal charge is 7% of the premium payment if you make the withdrawal during the first year after you paid the premium, decreasing by 1% each year. After we have held the premium payment for seven years, the withdrawal charge on that amount of premium is 0%. For purposes of computing the withdrawal charges, amounts are withdrawn in the order in which they are received by us, that is, the oldest premium payment first. We adjust withdrawals from the fixed account by the withdrawal charges and by any applicable Market Value Adjustment.


Market Value Adjustment


A cash withdrawal or transfer from a fixed subaccount during the accumulation period may be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between the value of a government securities index at the time a cash withdrawal or transfer is made, and the value of that index at the time you paid the premium payments being withdrawn or transferred. The index is published by the Federal Reserve Board and reflects yields on U.S. Government securities of various maturities. The Market Value Adjustment may cause the amount you withdraw or transfer to be higher or lower. The Market Value Adjustment applies to transfers from the fixed account unless the transfer is made at the end of a guaranteed period.

A Market Value Adjustment may also apply to death benefit payments, but only if it would increase the death benefit. The Market Value Adjustment is not applied against a withdrawal or transfer which occurs on the Expiration Date of a guaranteed period, nor is it applied if it would decrease a death benefit payment.


Annuity Account Fee


During the accumulation period, we deduct an annual Annuity Account Fee of $35 from your account value on the last business day of each calendar year, or if you surrender your Contract. After the Annuity Date, we deduct an annual Annuity Account Fee of $35, in approximately equal amounts, from each variable annuity payment you receive during the year. We do not deduct an Annuity Account Fee from fixed annuity payments. State law may require us to reduce the $35 Annuity Account Fee. During the accumulation period, we do not deduct this fee if, when the deduction is to be made, your account value is $100,000 or more.


Administrative Fee


On each business day, we deduct an administrative fee equal to an annual rate of 0.10% of the daily net assets you have in the Variable Account. We deduct this fee to cover our administrative expenses.


Risk Charge


On each business day, we deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets you have in the Variable Account. We deduct this fee to cover the mortality and expense risks we assume under the Contract.


Taxes


Some states and other governmental entities charge premium and other taxes ranging up to 3.5% on contracts issued by insurance companies. We are responsible for paying these taxes and will make a deduction from your annuity value to pay for them. We will deduct any such taxes when you surrender, withdraw or annuitize, or if we pay a death benefit. We only charge you premium taxes if your state requires us to pay premium taxes.


Fund Charges


Each Portfolio incurs administrative expenses and pays investment advisory fees to its investment adviser. These advisory fees and other Portfolio charges and expenses are indirectly passed on to you.

Owner Inquiries

Please direct any questions or requests for additional information to:


                  Customer Service Center
                  P.O. Box 94039
                  Palatine, IL 60094-4039
                  Tel:  800-776-6978
                  Fax:  847-402-9543

                  For New York Customers Only
                  Customer Service Center
                  P.O. Box 94038
                  Palatine, IL 60094-4038
                  Tel:  800-654-2397
                  Fax: 847-402-4361

                                    Fee Table

The following Fee Table and examples will help you understand the costs and expenses that you will bear, directly and indirectly, by investing in the Variable Account. For more information, you should read "Contract Charges and Fees" below and consult the Fund's Prospectus. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

Owner Transactions Expenses

Sales Load on Purchases.....................................................0%
Maximum Deferred Sales Charge on Withdrawals
         (as a percentage of your premium payment)(1) ....................7.0%
Transfer Fee...............................................................$0

Annual Annuity Account Fee(2) .............................................$35
                                                                  per contract
Variable Account Annual Expenses
         (as a percentage of average variable account assets)


Mortality and Expense Risk Fee...........................................1.25%
Administrative Fee.......................................................0.10%
         Total Separate Account Annual Expenses..........................1.35%


AIM Variable Insurance Funds, Inc. Annual Expenses (as a percentage of Fund average net assets after fee waivers and reimbursements)


Name of Portfolio                                          Management Fees   Other Expenses    Total Annual
-----------------                                          ---------------   --------------    ------------
                                                                                                 Expenses
AIM V.I. Capital Appreciation Fund                              0.62%             0.05%           0.67%
AIM V.I. Diversified Income Fund                                0.60%             0.17%           0.77%
AIM V.I. Global Utilities Fund                                  0.65%             0.46%           1.11%
AIM V.I. Government Securities Fund                             0.50%             0.26%           0.76%
AIM V.I. Growth Fund                                            0.64%             0.08%           0.72%
AIM V.I. Growth and Income Fund                                 0.61%             0.04%           0.65%
AIM V.I. International Equity Fund                              0.75%             0.16%           0.91%
AIM V.I. Money Market Fund                                      0.40%             0.18%           0.58%
AIM V.I. Value Fund                                             0.61%             0.05%           0.66%


(1) You may withdraw the Free Withdrawal Amount from your Annuity Account once each Contract Year without a withdrawal charge if you have not previously withdrawn all premium payments. The withdrawal charge on the remaining portion is equal to a percentage of the premium payment you withdraw and ranges from 7% to 0%, depending upon the length of time between our acceptance of the premium payment you are withdrawing and your withdrawal. After we hold the premium payment for seven years, you may withdraw that premium payment without a withdrawal charge.

(2) We waive the Annuity Account Fee for account values of $100,000 or more as of the date on which we deduct the charge.

EXAMPLES

An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming all premium payments are allocated to the Variable Account):


                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                 -------      --------     -------     --------
1?       If the Contract is surrendered at the end
         of the applicable time period:


AIM V.I. Capital Appreciation Fund.................................$75           $102        $131       $243
AIM V.I. Diversified Income Fund...................................$76           $105        $136       $253
AIM V.I. Global Utilities Fund.....................................$80           $116        $154       $288
AIM V.I. Government Securities Fund................................$76           $105        $136       $252
AIM V.I. Growth Fund...............................................$76           $104        $134       $248
AIM V.I. Growth and Income Fund....................................$75           $101        $130       $241
AIM V.I. International Equity Fund.................................$78           $109        $144       $268
AIM V.I. Money Market Fund.........................................$74            $99        $126       $233
AIM V.I. Value Fund................................................$75           $102        $131       $242


2?     If the Contract is not surrendered or if it is annuitized:


AIM V.I. Capital Appreciation Fund.................................$21            $66        $113       $243
AIM V.I. Diversified Income Fund...................................$22            $69        $118       $253
AIM V.I. Global Utilities Fund.....................................$26            $80        $136       $288
AIM V.I. Government Securities Fund................................$22            $69        $118       $252
AIM V.I. Growth Fund...............................................$22            $68        $116       $248
AIM V.I. Growth and Income Fund....................................$21            $65        $112       $241
AIM V.I. International Equity Fund.................................$24            $73        $126       $268
AIM V.I. Money Market Fund.........................................$20            $63        $108       $233
AIM V.I. Value Fund................................................$21            $66        $113       $242



These tables are intended to assist you in understanding the costs and expenses that you will incur, directly or indirectly, by investing in the Variable Account. These include the expenses of the Portfolios of the AIM Variable Insurance Funds, Inc. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable.


These examples reflect the annual $35 Annuity Account Fee as an annual charge of .07% of assets, based on an average account value of $50,000.


The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.


Condensed Financial Information is found at the end of this prospectus.

            The Company, the Fixed Account, the Variable Account and the Fund

The Company


Connecticut General Life Insurance Company (CG Life) is a stock life insurance company incorporated in Connecticut in 1865. Our Executive Office mailing address is Hartford, Connecticut 06152. Our telephone number is (860) 726-6000. We do business in fifty states, the District of Columbia and Puerto Rico. We issue group and individual life and health insurance policies and annuities. We have various wholly-owned subsidiaries which are generally engaged in the insurance business.

We are a wholly-owned subsidiary of Connecticut General Corporation, Hartford, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is CG Life.


The Administrator


Allstate Life Insurance Company and Allstate Life Insurance Company of New York (together, "Allstate") perform certain administrative functions relating to the Contracts, the fixed account, and the variable account. Allstate will, among other things, maintain the books and records of the subaccounts, the variable account, and the fixed account. Allstate will also maintain records of the name, address, contract number, Annuity Account value, and any other information necessary to operate and administer the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, oversight of investment management and contract administration.


The Fixed Account

The fixed account is part of our general account and is made up of our general assets, other than those held in any separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the fixed account nor our general account has been registered under the Investment Company Act of 1940 (the "Act"). Therefore, neither the fixed account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the Act. Accordingly, we have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the fixed account.

The assets in the fixed subaccounts are part of our general account assets and are available to fund the claims of all our creditors and to fund benefits under the Contract. You do not participate in the investment performance of the fixed account's assets or our general account. Instead, we credit a specified rate of interest, declared in advance, to amounts you allocate to the fixed account. We guarantee this rate to be at least 3% per year. We may credit interest at a rate greater than 3% per year, but we are not obligated to do so.

You may direct your premium payments, and any portion of your account value, to any available fixed subaccount. Each fixed subaccount credits guaranteed interest rates for a guaranteed interest period. Currently guaranteed periods range from one to ten years, although we may offer different guaranteed periods in the future. When you direct money to a fixed subaccount, you select the number of years (the guaranteed period) during which you will keep money in that fixed subaccount. You may select one or more fixed subaccounts at any one time. If you keep your money in the fixed subaccount for the length of the subaccount's guaranteed period, we will credit interest at the rate we specified for that subaccount.


But if you withdraw, or transfer, any money from the subaccount before its expiration date for any reason, we will apply a Market Value Adjustment to the amount you withdraw (see "Market Value Adjustment"). We may also apply a withdrawal charge. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocate to any fixed subaccount, regardless of any effects of the Market Value Adjustment. The Market Value Adjustment will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount you allocated or transferred to the fixed subaccount plus compound interest of 3% per year. (However, if we apply a withdrawal charge, the amount you receive may be less than your original allocation credited with 3% compounded interest per year.) We reserve the right to defer the payment or transfer of amounts you withdraw from the fixed account for up to six (6) months from the date we receive a proper request for such withdrawal or transfer.


The Variable Account

This Contract permits you to invest in the underlying Portfolios through the variable subaccounts. Your account value and/or variable annuity payments will reflect the investment performance of the underlying Portfolios in which you invest through the variable subaccounts. The values of the shares of the Portfolios held by the Variable Account will fluctuate and are subject to the risks of changing economic conditions as well as the risk that the Fund's management may not make necessary changes in its Portfolios to anticipate changes in economic conditions. Therefore, you bear the entire investment risk that the Contract's basic objectives may not be realized and that the adverse effects of inflation may not be lessened. We cannot guarantee that the total surrender proceeds or the aggregate amount of annuity payments you receive will equal or exceed the premium payments you make.

We established the Variable Account as a separate account on May 15, 1992, pursuant to a resolution of our Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to our other income, gains, or losses. Assets we maintain in the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, will not be charged with any liabilities arising out of any of our other business. All obligations arising under the Contract, including the promise to make annuity payments, are our general corporate obligations.


Effective January 1, 1998, CG Life contracted the administrative servicing obligations with respect to its individual variable annuity business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LLANY). Effective September 1, 1998, Lincoln Life and LLANY subcontracted the administrative servicing obligations with respect to the variable annuity business included in the Variable Account to Allstate Life Insurance Company and Allstate Life Insurance Company of New York (the Allstate Companies). Although CG Life is responsible for all Contract terms and conditions, Lincoln Life and LLANY were responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration, until these services were transitioned to the Allstate Companies on April 12, 1999.


The Variable Account is registered with the SEC as a unit investment trust under the Act and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve their supervision of our management or investment practices or policies, or those of the Variable Account.

The Variable Account is divided into subaccounts. Each subaccount invests exclusively in shares of a specific Portfolio of the Fund. All amounts you allocate to the Variable Account will be used to purchase shares of the Portfolios in accordance with your instructions at their net asset value. Any and all distributions the Fund makes with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value.

We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes by redeeming the number of Portfolio shares at their net asset value that equals the amount to be deducted. The Variable Account will purchase and redeem Portfolio shares on an aggregate basis. The Variable Account will be fully invested in Portfolio shares at all times.

The Fund and the Portfolios

AIM Variable Insurance Funds, Inc. (the "Fund") is an open-end investment management company registered under the Act. Shares of the Portfolios of the Fund are offered to both registered and unregistered separate accounts of insurance companies and to certain pension and retirement plans. The general public may not purchase shares of the Portfolios.

A I M Advisors, Inc. ("AIM"), the Fund's investment adviser, its affiliates, and any insurance companies with separate accounts investing in the Fund must report certain potential and existing conflicts of interests to the Fund's Board of Directors. These include any potential or existing conflicts between the interests of owners/participants of variable annuity contracts and owners of variable life insurance contracts that invest in shares of the Fund. The Board of Directors, a majority of whom are not "interested persons" of the Fund, as that term is defined in the Act, will monitor the Fund to identify any such irreconcilable material conflicts and to determine what action, if any, the Fund, AIM, or its affiliates should take.

You may invest in any of the following nine (9) Portfolios of the Fund:

------------------------------------------- ----------------------------------
                Portfolio                          Investment Objective(s)

------------------------------------------- ----------------------------------
AIM V.I. Capital Appreciation               Growth of capital through investment
Fund                                        in common stocks, with emphasis on
                                            medium and small-sized growth
                                            companies.

------------------------------------------- ----------------------------------
AIM V.I. Diversified Income Fund            To achieve a high level of current
                                            income.
------------------------------------------- ----------------------------------
AIM                                         V.I.   Global   Utilities   Fund  To
                                            achieve  a  high  level  of  current
                                            income  and  secondarily,  growth of
                                            capital,  by investing  primarily in
                                            the common and  preferred  stocks of
                                            public  utility   companies  (either
                                            domestic or foreign).
------------------------------------------- ----------------------------------
AIM V.I. Government Securities              To achieve high current income
 Fund                                       consistent with reasonable concern
                                            for safety of principal by
                                            investing in debt securities
                                            issued, guaranteed or otherwise
                                            backed by the United States
                                            Government.
------------------------------------------- ----------------------------------
AIM V.I. Growth Fund                        To seek growth of capital primarily
                                            by investing in seasoned and better
                                            capitalized companies considered to
                                            have strong earnings momentum.
------------------------------------------- ----------------------------------
AIM V.I. Growth and Income Fund             Growth of capital with a secondary
                                            objective of current income.
------------------------------------------- ----------------------------------
AIM                                         V.I.  International  Equity  Fund To
                                            provide  long-term growth of capital
                                            by   investing   in  a   diversified
                                            portfolio  of  international  equity
                                            securities    whose    issuers   are
                                            considered  to have strong  earnings
                                            momentum.
------------------------------------------- ----------------------------------
AIM V.I. Money Market Fund                  To provide as high a level of
                                            current income as is consistent
                                            with the preservation of capital
                                            and liquidity.
------------------------------------------- ----------------------------------
AIM V.I. Value Fund                         To achieve long-term growth of
                                            capital by investing primarily in
                                            equity securities judged by the
                                            fund's investment advisor to be
                                            undervalued relative to the
                                            investment advisor's appraisal of
                                            the current or projected earnings
                                            of the companies issuing the
                                            securities, or relative to current
                                            market values of assets owned by
                                            the companies issuing the
                                            securities or relative to the
                                            equity market generally.  Income is
                                            a secondary objective.
------------------------------------------- ----------------------------------

The Fund pays advisory fees to AIM for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to certain other investment companies.

The investment objectives and policies of the Portfolios may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios or mutual funds will be similar to those of the underlying Portfolios.

There is no assurance that any Portfolio will achieve its stated investment objective. A more detailed description of the Fund, the Portfolios, their investment objectives, policies and restrictions and expenses is found in the Fund's Prospectus and SAI. You should read the Fund's Prospectus carefully before you invest.

           Premium Payments and Account Values During the Accumulation Period

Premium Payments

All premium payments must be paid to us or to our authorized agent. Your initial premium payment must be at least $2,500 ($2,000 for IRAs). When you apportion your premium payments among the subaccounts, the minimum you can put into a fixed subaccount is $500; the minimum for a variable subaccount is $100.

We may reduce the minimum premium payment requirements under group contracts if premium payments are paid through employee payroll deduction. We may also reduce the minimum premium payment requirements if you use the Contract under a program that qualifies under Section 403 or 408 of the Code. We must pre-approve any premium payment in excess of $1,000,000.

Once we receive a completed Contract application, if required, or order to purchase and the initial premium payment, we will issue your Contract and credit your premium payment to your Annuity Account. We must credit your initial premium payment within two business days after we receive your completed Contract application or order to purchase. We may retain the premium payment for up to five business days while we attempt to obtain any missing information. If we do not obtain sufficient information within five business days after we receive the premium payment, we will inform you of the reasons for the delay, and we will return the premium payment immediately unless you instruct us otherwise.

If we receive any premium payment at our Customer Services Center before the closing time of the New York Stock Exchange (usually 4 p.m. Eastern Time), we will credit the payment to your Annuity Account the same day we receive it. Otherwise, we will credit your payment on the next business day.

You (or the Annuitant if you are a non-natural person) may be no more than 85 years of age on the Date of Issue. We reserve the right in our sole discretion not to accept a premium payment. In addition, we may postpone the payment of any amount under the Contract which is derived, all or in part, from any premium payment you paid by check or draft until we determine the check or draft has been honored.

Your Annuity Account

Once we accept your initial premium payment, we will set up an Annuity Account for you and maintain it during the accumulation period. Each premium payment you make will be credited to your Annuity Account. The value of your Annuity Account for any Valuation Period is equal to the sum of your variable accumulation value plus your fixed accumulation value.

The Annuity Account shall continue in full force until the earliest of:

o        the Annuity Date;
o        the date we pay all death benefits under the Contract;
o        the date you surrender the Contract; or
o the date your account value no longer meets the Minimum Value Requirement described below.

Cash withdrawals may cause us to discontinue your Annuity Account.

Allocating Your Premium Payments


We will allocate your premium payments as you specify. If you wish to change your allocation instructions, you must do so In Writing. You must make allocations to multiple subaccounts in whole percentages.

If your allocation instructions would place less than to $500 in a fixed subaccount, we will promptly ask you for further instructions regarding how we should apportion the premium. In certain states, premium payments you direct to the variable subaccounts, and that we receive before or during the Right to Examine Your Contract period, will be allocated to the AIM V.I. Money Market Fund for the length of the Right to Examine period. After this period expires, we will reallocate the premium payment as you specified.


Fixed Accumulation Value

The fixed accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the values of all the fixed subaccounts to which you have allocated money.

Guaranteed Periods

You may allocate your premium payments, or transfer your account value, to any fixed subaccount we offer. Each fixed subaccount will credit guaranteed interest rates for the length of a guaranteed period ranging from one to ten years. The length of the subaccount's guaranteed period will affect the rate of interest we credit to the subaccount.

Your money in a fixed subaccount will earn interest at a guaranteed interest rate during the subaccount's guaranteed period, unless you withdraw value before the guaranteed period expires. The guaranteed period starts on the date we accept a premium payment or, in the case of a transfer, on the effective date of the transfer. The guaranteed period expires on the date that equals its start date plus the number of calendar years in the guaranteed period.

We will credit interest daily at a rate equivalent to a compound annual rate. We will set the interest rate from time to time. A renewal and/or a transfer will begin a new fixed subaccount for the guaranteed period you select. Amounts you allocate at different times to fixed subaccounts with the same guaranteed period may have different interest rates. Each fixed subaccount will be treated separately for purposes of determining whether to apply a Market Value Adjustment.

We will notify you in writing before the expiration date for any guaranteed period. We will automatically roll over the amount in an expiring subaccount into a subaccount with the same guaranteed period, unless you notify us otherwise. Transfers at the end of a guaranteed period do not count as transfers (See "Transfers" in this Prospectus) and are not subject to restrictions on fixed account transfers.

Guaranteed Interest Rates

From time to time, we will set current guaranteed interest rates for the guaranteed periods of the fixed account. We will set interest rates at our discretion. We have no specific formula for determining the rates we declare. Once you allocate money to a fixed subaccount for a guaranteed period, the interest rate is guaranteed for the entire duration of the guaranteed period. Any amount you withdraw from the subaccount will be subject to any applicable withdrawal charges, Annuity Account Fees, Market Value Adjustment, premium taxes or other fees. We will also apply a Market Value Adjustment to amounts you transfer out of a fixed subaccount before the end of the guaranteed period.

The guaranteed interest rate will not be less than 3% per year compounded annually, regardless of any Market Value Adjustment we may apply. We have no obligation to declare a rate greater than 3%. You assume the risk that we will not declare interest rates greater than 3%.

Variable Accumulation Value

The variable accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to your Annuity Account.

Variable Accumulation Units

We credit premium payments to your Annuity Account in the form of Variable Accumulation Units. We determine the number of Variable Accumulation Units we credit by dividing the dollar amount you allocate to the particular variable subaccount by the Variable Accumulation Unit Value for the particular subaccount for the Valuation Period during which we receive and accept the premium payment.

Variable Accumulation Unit Value

We established the initial Variable Accumulation Unit Value for each subaccount at $10. We recalculate the Variable Accumulation Unit Value for each subaccount at the close of each Valuation Date. The Variable Accumulation Unit Value will reflect the investment performance of the underlying Portfolio in which the subaccount invests, the deduction of the mortality and expense risk charge and the deduction of the Administrative Fee.

For a detailed discussion of how we determine Variable Accumulation Unit Value, see the SAI.



                                Optional Features


You may elect to enroll in either of the following programs. However, you may not be enrolled in both programs at the same time.

Dollar Cost Averaging


Dollar Cost Averaging is a program which allows you to systematically transfer a specific dollar amount each month from any variable subaccount or the One-Year fixed subaccount to one or more variable subaccounts. By transferring set amounts on a regular schedule, instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high.

You may select Dollar Cost Averaging by having at least $1,000 in a variable or One-Year fixed subaccount. You must transfer at least $50 per month. You may enroll in this program at any time by calling us or by providing us the information we request on the Dollar Cost Averaging election form.

You must have sufficient value in the variable or One-Year fixed subaccount. We do not permit transfers to or from any fixed subaccount other than the One-Year fixed subaccount under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.


Dollar Cost Averaging will terminate when any of the following occurs:


o        the number of designated transfers has been completed;
o the value of the variable or the One-Year fixed subaccount is insufficient to complete the next transfer;
o you request termination by telephone or In Writing (we must receive such request at least one week before the next scheduled transfer date to take effect that month); or
o        you surrender the Contract.


The Dollar Cost Averaging program is not available following the Annuity Date. We do not currently charge for Dollar Cost Averaging but we may do so.

We do not control the Fund and cannot guarantee that it will accept transfers under the Dollar Cost Averaging program. We reserve the right to discontinue or change this program at any time.

we do not guarantee that the dollar cost averaging program will result in annuity account values which equal or exceed the value of your premium payments. The Dollar Cost Averaging program may not achieve its objective. We do not guarantee that the program will result in a profit, or protect against loss, nor do we guarantee that it produces better results than a single lump-sum investment.

Automatic Rebalancing

Automatic Rebalancing is an option which periodically restores to a pre-determined level the percentage of annuity value allocated to each variable subaccount (e.g., 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation you initially selected when you purchased the Contract, unless you subsequently change it. You may change the Automatic Rebalancing allocation at any time by submitting a request to us In Writing.

If you elect Automatic Rebalancing, all premium payments you allocate to the variable subaccounts must be subject to Automatic Rebalancing. The fixed subaccount is not available for Automatic Rebalancing.


You may choose to rebalance monthly, quarterly, semi annually or annually. Once the rebalancing option is activated, any variable subaccount transfers you execute outside of the rebalancing option will immediately terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each variable subaccount may also cause the Automatic Rebalancing option to terminate. We will confirm any such termination to you. You may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing us.


The Automatic Rebalancing program is not available following the Annuity Date. We do not currently charge for Automatic Rebalancing but we may do so.


                                   Transfer Privilege


Transfers During the Accumulation Period

During the Accumulation Period you may transfer all or part of your account value to one or more subaccounts. We do not permit transfers during the Right to Examine Your Contract period.



Transfers from the fixed subaccounts are subject to the following conditions:


o you must transfer at least $100 unless you are transferring the entire value of the subaccount;
o        the amount you transfer to any fixed subaccount must be at least $500;
o there must be at least $500 remaining in the subaccount after the transfer; and
o        transfers may be subject to a Market Value Adjustment.


Amounts you transfer into a fixed subaccount will earn interest at the guaranteed interest rate we declare for that guaranteed period as of the effective date of the transfer. We also may defer transfers of amounts from the fixed account for a period not greater than six (6) months from the date we receive the transfer request.

Transfers from the variable subaccounts are subject to the following conditions:

o you must transfer at least $100 unless you are transferring the entire value of the subaccount;
o    the amount you transfer to any variable  subaccount  must be at least $100;
     and
o    there must be at least $50 remaining in the subaccount after the transfer.

We may otherwise restrict the transfer privilege in any way or eliminate it entirely. Transfer requests In Writing must be on a form we find acceptable.

Telephone Transfers. We will allow telephone transfers automatically.

We will take the following procedures to confirm that instructions we receive by telephone are genuine.

o before a service representative accepts any request, the representative will ask the caller for specific information to validate the request;
o    we will record all calls; and
o    we will confirm In Writing all transactions we perform.

We are not liable for any loss, cost or expense for acting on telephone instructions which we believe are genuine, if we act in accordance with these procedures.

A transfer from a fixed subaccount before its expiration date will be subject to a Market Value Adjustment. Transfers involving Variable Accumulation Units will be subject to any conditions the Fund imposes. A transfer from a variable subaccount will be effective on the date we receive the request for transfer, provided we receive the request before 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective on the next day the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to you for making a transfer.


Transfers During the Annuity Period


After the Annuity Date the Payee receiving variable annuity payments may transfer value among the variable subaccounts in which the Contract is invested. The request must be In Writing. We will exchange the value of the number of Annuity Units from the variable subaccounts you specify for other Annuity Units, so that the value of an annuity payment made on the date of the exchange will not be affected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date. Such exchanges may be made only between variable subaccounts. We will make exchanges using the Annuity Unit values for the Valuation Period during which we receive the request for exchange.



                              Access to Your Money


Cash Withdrawals

During the accumulation period, you may request a cash withdrawal. Any withdrawal from the Variable Account will be effective on the date that we receive it, so long as we receive the request by 4:00 p.m. Eastern Time. We will process your withdrawal request within seven days of our receipt of your request.

You may request a full surrender or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of your account value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, plus any applicable withdrawal charge and premium taxes. Upon request, we will advise you of the amounts that we would pay to you if you request a full surrender or partial withdrawal.


A partial cash withdrawal must be at least $50. When electing such a partial withdrawal, you must tell us:


o        the amount to be withdrawn; and
o        the subaccounts from which to take the money.


Partial withdrawals may not reduce the total account value below $1,000. If you do not specify the subaccounts from which we should take the withdrawal, we will withdraw the requested amount pro-rata from each variable and fixed subaccount you maintain. If such a pro-rata withdrawal reduces the value of any fixed subaccount below $500, or any variable subaccount balance below $50, we will transfer the value of those subaccounts to that variable subaccount where you maintain the highest value, or to the fixed account if there is no variable subaccount where you maintain a balance greater than $50.


All cash withdrawals from any fixed account will be subject to the Market Value Adjustment, except those which become effective upon the expiration date of the subaccount's guaranteed period. If you make a partial cash withdrawal, we will assess any applicable withdrawal charge, Market Value Adjustment, and premium taxes pro-rata against the amounts you have remaining in each subaccount. If you request a full surrender of the Contract, we will assess any applicable withdrawal charges, Market Value Adjustment, Annuity Account Fee, and premium taxes against the amount you withdraw. We will deduct the Annuity Account Fee and any applicable Market Value Adjustment from the Annuity Account before we apply any withdrawal charge.

We may defer the payment of amounts withdrawn or transferred from the fixed account for a period not to exceed six (6) months from the date we receive your written request for such withdrawal or transfer.

Cash withdrawals from a variable subaccount will result in the cancellation of Variable Accumulation Units from your Annuity Account. These Variable Accumulation Units will have an aggregate value on the effective date of the withdrawal equal to the total amount by which we reduce the account value (which amount will include any applicable withdrawal charge). We will base the cancellation of such units on the Variable Accumulation Unit values of the variable subaccounts at the end of the Valuation Period during which we receive your cash withdrawal request.


Income taxes, federal tax penalties and other restrictions may apply to any withdrawals you make. See "Federal Tax Matters".


Minimum Value Requirement


If you request a partial withdrawal which would cause your account value to fall to less than $1,000, then we will treat the partial withdrawal as a request for a full surrender. We will terminate your Contract as if you surrendered the Contract if you do not make premium payments under the Contract for three consecutive years and the account value has fallen below $1,000 during this period. Before we exercise this right to terminate, we will give you thirty (30) days notice and the opportunity to make an additional premium payment to increase the account value above the minimum amount. On termination, you will receive the amount which we would have paid had the Contract been fully surrendered. We may also transfer any fixed subaccount balance which has a value below $500 and any variable subaccount balance which has a value below $50 to that variable subaccount where you maintain the highest value or to the fixed account if there is no variable subaccount where you maintain a balance greater than $50.


Section 403(b) Annuities

The Code imposes  restrictions on cash withdrawals if your Contract is used with
Section 403(b) annuities. In order for such a Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988 ("Pre-1989, Salary Reduction Account Value") may be made only when you attain age 59 1/2, separate from service with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989, on Pre-1989 Salary Reduction Account Values, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Values").

Withdrawals of Restricted Account Values are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. Hardship (and other) withdrawals may be subject to a 10% tax penalty, in addition to any withdrawal charge, Market Value Adjustment, Annuity Account Fee, and premium taxes applicable under the Contract.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers the plan for information as to such investment alternatives.

With respect to the restrictions on withdrawals from the Variable Account, we are relying upon a no-action letter dated November 28, 1988, from the staff of the Commission to the American Council of Life Insurance. We have complied or will comply with the requirements of that no-action letter.

                                     Death Benefits

In the event of the death of any Owner before the Annuity Date, we will pay a death benefit to the Beneficiary upon receipt of due proof of the Owner's death. If there is no designated Beneficiary living on the date of the Owner's death, we will, upon receipt of due proof of death of both the Owner and the designated Beneficiary, pay the death benefit in one lump sum to the Owner's estate. If the death of any Annuitant occurs on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.


Election and Effective Date of Election

During your lifetime and before the Annuity Date, you may elect In Writing to have the death benefit applied under the Annuity Options for the Beneficiary after the Owner's death.

If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect:

o    to receive the death benefit in the form of a single cash payment; or
o    to have the death benefit applied under the Annuity Options (on the Annuity
     Date).

The Beneficiary must make the election to us In Writing. Your election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date we receive it. Any Annuity Option the Beneficiary elects will become effective on the later of:

o        the date we receive the election; or
o        the date we receive due proof of the Owner's death.

If we do not receive the Beneficiary's election within 60 days following the date we receive due proof of the Owner's death, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment.

The Annuity Option you or the Beneficiary elect may be restricted by the Code. See "Federal Tax Matters" for further discussion.

Payment of Death Benefit

If the Beneficiary requests the death benefit to be paid in cash, subject to our receipt of due proof of death, we will make payment within seven days of the date the election becomes effective or is deemed to become effective. If we will pay the death benefit in one lump sum to the Owner's estate, we will make the payment within seven (7) days of the date we receive due proof of the death of the Owner and/or the designated Beneficiary, as applicable. We may defer any such payment of amounts derived from the Variable Account in accordance with the Act. If we must make payment under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election. We will maintain your Annuity Account in effect until the Annuity Date.

Amount of Death Benefit

We do not assess Market Value Adjustment or withdrawal charges against amounts which we apply toward payment of a death benefit. We determine the amount of the death benefit as of the effective date or deemed effective date of the death benefit election (not as of the date of death). Unless there is a transfer of ownership, the death benefit is equal to the greater of:

o the account value for the Valuation Period during which the death benefit election is effective or deemed to become effective;

o the sum of all premium payments under the Contract, minus the sum of all partial withdrawals from the Contract;

o your account value on the Seven Year Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent premium payments and partial withdrawals and charges; and

o the amount that would have been payable in the event of a full surrender of the Contract including surrender charges and any applicable Market Value Adjustment on the date the death benefit election is effective or is deemed to become effective.


                               Surrender of the Contracts

At any time before the Annuity Date, you may elect to surrender the Contract and receive a cash payment. On the Surrender Date, we will cancel your Annuity Account and we will pay the account value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable Market Value Adjustment. We will make the payment to you within seven days of the Surrender Date in the form of a cash payment. We may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Act. We may defer the payment of amounts withdrawn from the fixed account for a period not greater than 6 months from the date we receive your written request for such withdrawal.

Following a surrender of the Contract, or if the Contract terminates for any other reason, all your rights, and those of the Annuitant, and Beneficiary will terminate.


Income taxes, federal tax penalties and other restrictions may apply to any surrender. See "Federal Tax Matters."


                                   Annuity Provisions

Annuity Date

Annuity payments will begin on the first day of the month following the Annuity Date you select and specify in the Contract Application or Order to Purchase. In most states, the date you select may not be earlier than 30 days following the Date of Issue. You may change this date from time to time by notifying us In Writing. We must receive notice of each change at least 45 days before the then current Annuity Date.
The new Annuity Date must be a date which is:

o        at least 30 days after the effective date of the change;
o        the first day of a month; and
o not later than the first day of the first month following the Annuitant's 90th birthday.

These requirements may be restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. You may also change the Annuity Date by electing an Annuity Option as described in the death benefit section of this Prospectus.

On the Annuity Date, we will cancel your Annuity Account and we will apply the account value, minus any applicable Annuity Account Fee and premium taxes, to provide an annuity under one or more of the options described below. We will not impose any Market Value Adjustment or withdrawal charges upon amounts applied to purchase an annuity. You may not request payments under the Contract's cash withdrawal provisions on or after the Annuity Date.

Since the Contract offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, you should refer to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

Election - Change of Annuity Option

During your lifetime and before the Annuity Date, you may elect one or more of the Annuity Options described below, or any other Annuity Option to which we agree. You may also change any election, but we must receive notice In Writing of any election or any change of election at least 45 days before the Annuity Date.

If no election is in effect on the 30th day before the Annuity Date and you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403, Section 408(c),
Section 408(k), or Section 457 of the Code, we will conclude that you elected the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, if required by such retirement plan. If you do not use the Contract in connection with one of these plans, we will conclude that you have elected Life Annuity with 120 Monthly Payments Certain.

At any time you may request annuitization In Writing of your account value under any of the Annuity Options described below. We will not impose a withdrawal charge or Market Value Adjustment at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option you elect.

You should refer to the terms of your particular retirement plan and any applicable legislation for any limitations or restrictions on the options which you may elect. We do not permit a change of Annuity Option after the Annuity Date.

Annuity Options

The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. You may elect a fixed annuity, a variable annuity, or a combination of both. If electing a combination, you must specify what part of the Annuity Account we should apply to each fixed and variable annuity Option. If we do not receive your election by the 30th day before the Annuity Date, we will determine the portion of the Annuity Account to be applied to a fixed annuity and/or a variable annuity on a pro-rata basis based on the composition of your Annuity Account on the Annuity Date. (Any amounts in the Variable Account will be applied to a variable annuity, and amounts in the fixed account will be applied to a fixed annuity.) We will base variable annuity payments on the subaccounts you select, or on how you allocate the account value among the subaccounts.

Fixed Annuity Payments

A fixed annuity provides for Annuity Option payments which will remain constant. Payments will be made under the terms of the Annuity Option you elected. The effect of choosing a fixed annuity is that we will set the amount of each payment on the Annuity Date and that amount will not change. If you select a fixed annuity, we will transfer to our general account any amounts in the Variable Account that we use to provide the fixed annuity.

We will fix the amount of the annuity payments by the fixed annuity provisions you select and, for some options, the Annuitant's settlement age (determined in accordance with the Contract). We determine the amount of each fixed annuity payment by applying the Annuity Payment Rates found in the Contract to the portion of the account value allocated to the fixed annuity Option you select, or, we will use the Annuity Payment Rates we use on the Annuity Date if they are more favorable to the Payee. The rates found in the Contract show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. We may change this rate with respect to Contracts purchased after the effective date of such change (see "Modification").

Variable Annuity Payments

If you choose to receive variable annuity payments, the dollar amount of the payments will fluctuate or vary in dollar amount, based on the investment performance of the variable subaccounts in which you invest. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the subaccount is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the subaccount is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

We determine the amount of the first variable annuity payment by the variable annuity provisions you select and, for some options, the Annuitant's settlement age of the Annuitant (determined in accordance with the Contract). We determine all variable annuity payments other than the first by means of Annuity Units credited to the Contract with respect to the particular payee. We determine the number of Annuity Units to be credited in respect of a particular subaccount by dividing that portion of the first variable annuity payment attributable to that subaccount by the Annuity Unit Value of that subaccount for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each subaccount credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfer Privilege - Annuity Period" section. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and equals the sum of the amounts determined by multiplying the number of Annuity Units of a particular subaccount for the Valuation Period, which ends immediately preceding the due date of each subsequent payment, by the Annuity Unit Value for that subaccount, for the first Valuation Period occurring on or immediately before the first day of each month. We deduct the annual Annuity Account Fee, pro-rata, from each variable annuity payment.

You may choose to receive annuity payments under any one of the Annuity Options described below. We may consent to other plans of payment before the Annuity Date.

If you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408(c), Section 408(k), or Section 457 of the Code, we will offer a Joint and Survivor Annuity under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor we will determine the monthly payment payable in the same manner as during the joint lifetime of the Payee and the designated second person.


                                  Fixed Annuity Options

Life Annuity Option

We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.

Life Annuity with Certain Period Option

We will make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected) and for as long thereafter as the Annuitant lives.

Cash Refund Life Annuity Option

We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death provided that, at the Annuitant's death, the Payee will receive an additional payment equal to the excess, if any, of the initial value of the proceeds we apply under this option over the dollar amount of payments we have already paid.

Annuity Certain Option

We pay monthly payments for the number of years selected which may be from 5 to 30 years.


                                Variable Annuity Options

Variable Life Annuity Option

We make monthly payments to the Payee during the Annuitant's lifetime, ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.

Variable Life Annuity with Certain Period Option

We make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.

Variable Annuity Certain Option


We make monthly payments for the number of years you select which may be from 5 to 30 years. At any time during the period we make payments, the Annuitant may elect to withdraw a portion or all of the future payments to which the Payee is entitled. Upon withdrawal, the amount of the future payments will be commuted and paid in one sum. A withdrawal may be taken at any time after annuitization which does not exceed the total value of the variable annuity certain on the withdrawal date. We determine the value of the variable annuity certain by first converting your number of annuity units into dollars based on the value of the annuity units. Thereafter, we divide the dollar value by an annuity certain payment factor to obtain the total value of the variable annuity certain. We determine the annuity certain payment factor by calculating the number of monthly payments remaining from the date of withdrawal to the end of the variable annuity certain period and discounting such payments to a present value using an assumed interest rate of 3%. The Annuitant may elect that the Payee receives all or a portion of this present value.


Additional Annuity Options

You may settle any proceeds payable under the Contract, under any other method of settlement including joint and senior settlement options under joint life annuities) we offer at the time of the request.

Determination of Annuity Payments

On the Annuity Date, we will apply the adjusted value of the fixed account and the Variable Account to provide for payments under the selected Annuity Option. The adjusted value will be equal to:

o the account value at the end of the Valuation Period which ends immediately preceding the Annuity Date;
o reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date; and
o    reduced by any premium or similar taxes.

If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, we will pay the amount in a single payment to the Payee you designate.


                                Contract Charges and Fees

We assess charges under the Contract offered by this Prospectus in four ways:

o    as withdrawal charges (contingent deferred sales charges);
o as deductions for Contract administration expenses and, if applicable, for premium taxes;
o as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses; and
o    as Market Value Adjustments on certain withdrawals from the fixed account.

In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are fully described in the Fund's Prospectus and its SAI.

Withdrawal Charges

We do not make a deduction for sales charges from a premium payment. However, if you make a cash withdrawal of a premium payment, we may assess a withdrawal charge (contingent deferred sales charge). The length of time between our acceptance of the premium payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover certain expenses relating to the sale of the Contract including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses.

Each premium payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, we deem amounts to be withdrawn in the order in which we received them. For example, we will make withdrawals from the oldest premium payment we have accepted first. After these amounts are exhausted, we will make withdrawals from the second oldest premium payment we have accepted, and so on until you withdraw all of your premium payments. After you withdraw all premium payments, we will deem further withdrawals to be from net investment results attributable to such premium payments, if any.

Subject to the Free Partial Withdrawal described below, we will assess the following withdrawal charge to premium payment amounts you withdraw from Annuity Account (adjusted by any applicable Market Value Adjustment):

WITHDRAWAL
CHARGE
PERCENTAGE                               YEAR APPLICABLE

7%.....................   During  1st  Year since   premium payment accepted
6%.....................   During  2nd  Year since   premium payment accepted
5%.....................   During  3rd  Year since   premium payment accepted
4%.....................   During  4th  Year since   premium payment accepted
3%.....................   During  5th  Year since   premium payment accepted
2%.....................   During  6th  Year since   premium payment accepted
1%.....................   During  7th  Year since   premium payment accepted
0%.....................   Thereafter

When you make a withdrawal, we will deduct any applicable Annuity Account Fee from, and make any Market Value Adjustment to, your Annuity Account before we apply any withdrawal charge. We then assess the withdrawal charge against the amounts remaining in your Annuity Account. If your Annuity Account is allocated among more than one subaccount, we will assess the withdrawal charge pro-rata against the amounts remaining within the subaccounts from which the withdrawal occurred. If the subaccounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, we will assess the deficiency pro-rata against all amounts remaining within the subaccounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then we will deduct the withdrawal charge from the amount paid. We will not impose the withdrawal charge on a premium payment you withdraw after the end of the seventh year from the date we accept such premium payment, nor do we impose the withdrawal charge upon payment of the death benefit or upon amounts applied to an Annuity Option.

We may, upon notice to you, modify the withdrawal charges, provided that such modification shall apply only to your Annuity Account established after the effective date of such modification (see "Modification"). For examples of withdrawals, surrenders, withdrawal charges and the Market Value Adjustment, see the SAI.

Free Partial Withdrawal


During each Contract Year before the Annuity Date you may withdraw a portion of the premium payments you paid without being assessed a withdrawal charge. Your request must be In Writing. This privilege continues until you withdraw all premium payments you paid to the your Annuity Account. You may withdraw up to 15% of the total amount of your premium payments without a withdrawal charge each Contract Year. The amount must be at least $50.


You must specify the subaccounts from which the amount will be withdrawn. If you do not specify the subaccounts from which the withdrawal will occur, the Company will withdraw the amount pro-rata from all your subaccounts.



A Free Partial Withdrawal may have federal income tax consequences. See "Federal Tax Matters."

Annuity Account Fee

On the last Valuation Date of each calendar year, we deduct an annual policy administration fee, the Annuity Account Fee, on a pro-rata basis from all of your subaccounts. The Annuity Account Fee equals $35. This fee partially reimburses us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account.

We will pro rate your initial Annuity Account Fee for the calendar year during which you established your Annuity Account, to reflect the shorter initial period. Thereafter, we will assess the full $35 Annuity Account Fee annually. If you surrender the Contract, we will deduct a $35 Annuity Account Fee. On the Annuity Date, we will reduce the account value by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, we will deduct an annual $35 Annuity Account Fee, in approximately equal amounts, from each variable annuity payment you made during the year. We will not deduct Annuity Account Fee from fixed annuity payments. If applicable state law requires, we will reduce the $35 Annuity Account Fee to a lesser amount. We will waive the annual Annuity Account Fee each year that your account value is at least $100,000 on the last Valuation Date of that year.

Administrative Fee

On each Valuation Date, we deduct a Administrative Fee from the assets you have in each variable subaccount to partially reimburse us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account. This charge currently has an effective annual rate of 0.10% (equal to a daily rate of 0.000275834% of the assets in each subaccount). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account.

Premium Taxes

We will deduct premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract. We currently deduct any such taxes at the time you withdraw or annuitize account value, or any portion thereof, (although the deduction could, in the future, be taken from premium payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon your state of residence.

We do not currently deduct federal, state or local taxes other than state premium taxes. However, we may charge for such taxes in the future or for other economic burdens resulting from the application of any tax laws that we determine to be attributable to the Contract.

Charge for Mortality and Expense Risks

The mortality risk we assume arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. We assume this mortality risk by virtue of annuity rates incorporated into the Contract. These rates cannot be changed. We also assume a mortality risk in connection with the death benefits. The expense risk we assumed is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses we incur.

For assuming these risks, we deduct a charge from value you have in the Variable Account at the end of each Valuation Period at an effective annual rate of 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable Account). (We estimate approximately 0.75% of this charge to be attributable to mortality risks and approximately 0.50% of this charge to be attributable to expense risks.) If the deduction is insufficient to cover our actual costs for mortality and expense risks, we will bear the loss. Conversely, if the deduction proves more than sufficient, we will profit from the excess. We expect to realize a profit from this charge. We do not make a deduction for these risks from the fixed account.

We assume the risk that withdrawal charges assessed under the Contract may be insufficient to compensate us for the costs of distributing the Contract. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from our general corporate funds, which may include amounts derived from the mortality and expense risk charge.

The Contract provides that we may modify the mortality and expense risk charges; however, such modification shall apply only with respect to Contracts issued after the effective date of such modification.

Market Value Adjustment


Any cash withdrawal, surrender or transfer from a fixed subaccount, other than a withdrawal, surrender or transfer at the expiration date of the guaranteed period, will be subject to a Market Value Adjustment. We will apply the Market Value Adjustment to the amount you withdraw or transfer after we deduct any applicable Annuity Account Fee and before we deduct any applicable withdrawal charge.


The Market Value Adjustment generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time you initially allocated an amount to a subaccount's guaranteed period under the Contract and the Index Rate in effect at the time you withdraw or transfer the amount from the fixed subaccount. It also reflects the time remaining in the subaccount's guaranteed period. Generally, if the Index Rate at the time of withdrawal or transfer is more than
 .50% lower than the Index Rate at the time the premium payment was allocated, then the application of the Market Value Adjustment will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the premium payment was allocated (or less than 0.50% lower), the application of the Market Value Adjustment will generally result in a lower payment upon withdrawal or transfer.

We apply the following formula to compute the Market Value Adjustment:


                                       (1 + A)N(th)
                                       ----------
                                       (1 + B)N(th)


Where:

     A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the guaranteed period begins.


     B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a
          substantial   portion  of  the  general  account  assets  will  be  in
          relatively   illiquid   securities.   Thus,   in  addition  to  direct
          transaction costs, if we must sell such securities (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment. If Index Rates "A" and "B" are within 0.25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the withdrawal, surrender or transfer occurs.



     N = The number of years remaining in the guaranteed period (e.g. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).

   Straight line interpolation is used for periods to maturity not quoted.

   See the SAI for examples of the application of the Market Value Adjustment.


                                Other Contract Provisions

Deferral of Payment

We may defer the calculation and payment of partial withdrawal and full surrender values, transfers or death benefits from any variable subaccount during any period:

o when the New York Stock Exchange is closed other than customary week-end and holiday closings; or
o when trading on the New York Stock Exchange is restricted as the Commission determines; or
o    when an emergency exists as a result of which:
     (a) disposal of securities held by the Fund is not reasonably practicable or
     (b) it is not reasonably practicable to determine the value of the net assets of the Fund; or
o when the Commission may by order permit for the protection of security holders.

We may defer the payment or transfer of amounts you withdraw from any fixed subaccount for a period not greater than 6 months from the date we receive written request for such withdrawal or transfer. If payment or transfer is deferred beyond thirty (30) days, we will pay interest of at least 3% per year on amounts so deferred.

In addition, payment of the amount of any withdrawal derived, all or in part, from any premium payment paid to us by check or draft may be postponed until we determine the check or draft has been honored.


Designation and Change of Beneficiary

The Beneficiary designated in your Contract Specifications will remain in effect unless you change it. You have the sole right to change any Beneficiary. Subject to the rights of an irrevocable Beneficiary, you may change or revoke your Beneficiary designation at any time while you are living by filing with us a beneficiary designation or revocation in writing. The change or revocation will not be binding upon us until we record it. The change or revocation will take effect as of the date on which you sign the beneficiary designation or revocation, but the change or revocation will be without prejudice to us with regard to any payment we made or any action we took before recording the change or revocation.

You should refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

Exercise of Contract Rights

The Contract shall belong to you. You may expressly reserve all Contract rights and privileges. You may exercise such rights and privileges without the consent of the Beneficiary (other than an irrevocable Beneficiary) or any other person. You may exercise such rights and privileges only during your lifetime and before the Annuity Date, except as otherwise provided in the Contract.

Unless provided otherwise the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases you before the Annuity Date, you become the Annuitant until you designate a new Annuitant in writing. The
Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payees may thereafter exercise such rights and privileges, if any, of ownership which continue.

Transfer of Ownership

The owner of a Non-Qualified Contract may transfer the ownership of the Contract before the Annuity Date. A transfer of ownership will not be binding upon us until we receive and record written notification. When we record such notification, the change will take effect as of the effective date you specified. The change will be without prejudice to us regarding any payment we made or any action we took before recording the change.

You may not transfer ownership of a Qualified Contract except to:

o        the Annuitant;
o a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code; the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the Annuitant;
o        the trustee of an individual retirement account plan qualified under
         Section 408 of the Code for the benefit of the Owner; or
o as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued.

Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

A transfer of ownership may have federal income tax consequences. See "Federal Tax Matters".

Death of Owner

If any Owner of a Non-Qualified Contract dies before the Annuity Date, we must distribute the death benefit payable under the Contract, if any, to the Beneficiary, if then alive, either:

o    within five years after the deceased Owner's date of death; or
o over some period not greater than the Beneficiary's life or expected life, with annuity payments beginning within one year after the deceased Owner's date of death.

If any Owner is not an individual, a change in or death of any annuitant will be considered the death of an Owner.


The person named as your Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s )of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.


These mandatory distribution requirements may not apply when the Beneficiary is the deceased Owner's spouse, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

If the Payee dies on or after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Qualified Contract.

Voting Fund Shares

We will vote Fund shares held by the subaccounts at the Fund's shareholder meetings, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. You are the person having the right to give voting instructions before the Annuity Date. If you elect a variable annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as we make annuity payments and as the Contract reserves decrease. The person's number of votes will be determined by dividing the Contract reserve you allocate to a subaccount by the net asset value per share of the corresponding Fund Portfolio. There are no voting rights associated with the fixed account or a fixed annuity before or after the Annuity Date.

We will vote any shares attributable to us, and Fund shares for which we receive no timely voting instructions, in the same proportion as the shares for which we receive instructions. We must receive voting instructions at least one day before the shareholders meeting for them to be considered timely.

Owners participating under Qualified Contract may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which the Contract fund may be entitled to instruct you as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which you shall follow voting instructions of persons with rights under the plans. If we do not receive voting instructions from any such person with respect to a particular employee's Annuity Account, you may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Neither we, nor the Variable Account, are under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Act. Nor are we under any duty to inquire as to the instructions we receive, or to your authority or the authority of others to instruct the voting of Fund shares. The instructions you give will be valid as they affect the Variable Account, us, and any others having voting instruction rights with respect to the Variable Account, except where we or the Variable Account have actual knowledge to the contrary.

We will provide all Fund proxy material, together with an appropriate form to be used to give voting instructions, to each person we know to have the right to give voting instructions, at least ten days before each meeting of the Fund's shareholders. The number of Fund shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days before each such meeting. Before the Annuity Date, we determine the number of Fund shares as to which voting instructions may be given to us by dividing the value of all of the Variable Accumulation Units of the particular subaccount credited to your Annuity Account by the net asset value of one Fund share as of the same date. The Fund is not required to, and does not intend to, hold annual or other regular meetings of shareholders.

If the Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund's shares in our own right, we may do so. Fund shares that we (or our affiliates) hold, in which you or other persons entitled to vote have no beneficial interest, may be voted by the shareholder thereof (us or our affiliates) in its sole discretion.

Adding, Deleting or Substituting Investments

We do not control the Fund and cannot guarantee that it or any of its Portfolios will be available for investment in the future or that it or any Portfolio will accept premium payments or transfers. In the event the Fund or any Portfolio is not available, we reserve the right to make changes in the Variable Account and its investments. We may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although we are not required to do so and may not actually do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then we may maintain all Annuity Account values in the fixed account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then we may change, modify, or revoke transfer privileges under the Contract.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any subaccount thereof) or that the Variable Account (or any subaccount thereof) may purchase. We may eliminate the shares of any of the Fund's Portfolios and substitute shares of another Portfolio or any other investment vehicle of another open-end, registered investment company if:

o  laws or regulations are changed;
o  shares of the Fund or of a Portfolio are no longer available for investment;
    or
o we determine that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account.

If any of these events occurs, substitution of any shares attributable to your interest in a subaccount of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests Owners make. We shall make any appropriate endorsement to the Contract to reflect any substitution pursuant to this provision.

We may establish new subaccounts when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing Owners on a basis we determine. Each additional subaccount will purchase shares in a Portfolio of the Fund or in another mutual fund or investment vehicle. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event we eliminate any subaccount, we will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Change in Operation of the Variable Account

At our election, and if we determined that it is in the best interests of persons having voting rights under the Contract, we may operate the Variable Account as a management company under the Act or any other form permitted by law; deregister the Variable Account under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combine the Variable Account with one or more other separate accounts. To the extent permitted by applicable law, we also may transfer the assets of the Variable Account associated with the Contract to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Modifying the Contract

If we may modify the Contract we will give notice to you (or the Payees after the Annuity Date). We make modify the Contract if such modification:

o is necessary to make the Contract or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which we or the Variable Account are subject; or

o is necessary to attempt to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or

o is necessary to reflect a change in the operation of the Variable Account or its subaccounts; or

o    provides additional Variable Account and/or fixed accumulation options.

If we modify the Contract, we may make appropriate endorsement in the Contract.

In addition, upon notice to you, we may modify the Contract to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment. Such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify you of such modification In Writing. All of the charges and the annuity tables which are provided in the Contract before any such modification will remain in effect permanently, unless approved by us, with respect to Contracts established before the effective date of such modification.



Discontinuing New Purchases

We reserve the right to limit or  discontinue  the  acceptance  of new  Contract
Applications and Orders to Purchase and the issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contract issued before the effective date of such limitation or discontinuance.


Right to Examine Your Contract


If you are not satisfied with a Contract, you may return it for a refund by mailing it to us at the Customer Service Center mailing address listed on the cover of this Prospectus within ten days (or longer if state law requires) after you receive it. You may not make transfers during this period. When we receive the returned Contract we will cancel it, and in most states you will receive a refund equal to your account value at the end of the Valuation Period during which we receive the returned Contract.


Where state law requires us to refund the full amount of any initial premium payment and subsequent premium payments we received, we will place the premium payments that are allocated to subaccounts of the Variable Account in the AIM V.I. Money Market Fund until the end of the Right to Examine period. This period will commence on the day the Contract is mailed, and on the first business day after the end of such period we will allocate the premium payments as you specified.

IRA Right to Revoke

With respect to Individual Retirement Accounts, under the Employee Retirement Income Security Act of 1974 ("ERISA") an Owner establishing an Individual Retirement Account must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the Individual Retirement Account is established. If the Owner is furnished with such disclosure statement before the seventh day preceding the date the Individual Retirement Account is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the seventh day preceding the establishment of the Individual Retirement Account, then the Owner may give us a notice of revocation at any time within seven days after the Date of Issue. Upon such revocation, we will refund the premium payment the Owner made. The foregoing right of revocation with respect to an Individual Retirement Account is in addition to the return privilege set forth in the preceding paragraph. We will allow a participant establishing an Individual Retirement Account a "ten day free-look", notwithstanding the provisions of ERISA.

Periodic Reports

At least once each calendar year, we will provide you with a report showing the account value at the end of the preceding calendar year, all transactions during the calendar year, the current account value, the number of Accumulation Units in each variable subaccount, the applicable Variable Accumulation Unit Values as of the date of the report and the interest rate credited to the fixed subaccounts. In addition, each person having voting rights in the Variable Account and a Fund or Funds will receive such reports as may be required by the Act and the 1933 Act. We will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.

                               Federal Tax Matters

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

Taxation of Non-Qualified Contracts

     Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner=s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The account value immediately before a withdrawal may have to be increased by any positive Market Value Adjustments which result from a withdrawal. There is, however, no definitive guidance on the proper tax treatment of Market Value Adjustments, and you may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner=s investment in the Contract.

     Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

o    made on or after the taxpayer reaches age 592

o    made on or after the death of an Owner;

o    attributable to the taxpayer=s becoming disabled; or

o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

     Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

Taxation of Qualified Contracts

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual=s income. Distributions from certain pension plans may be Arolled over@ into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 592, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes a Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee=s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 592, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

     Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

     Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Possible Tax Law Changes

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                              Distribution of the Contracts

Sagemark Consulting, Inc. ("Sagemark"), formally known as CIGNA Financial Advisers, Inc., located at 350 Church Street, Hartford, Connecitcut 06103, is the principal underwriter and the distributor of the Contract. As of January 1, 1998, Sagemark, formerly a wholly-owned subsidiary of CIGNA Corporation, became a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life") an Indiana corporation with headquarters in Fort Wayne, Indiana, whose principal businesses are insurance and financial services. Lincoln Life is wholly-owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana. Sagemark may enter into contracts with various broker-dealers to aid in the distribution of the Contract. The commissions paid to dealers are no greater than 6.75% of premium payments.



                           Historical Performance Data

We may from time to time disclose the current annualized yield of the Money Market subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Series or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 variable accumulation unit of the Money Market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

We may also disclose the effective yield of the Money Market subaccount for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We may also advertise or disclose the current annualized yield of one or more of the subaccounts of the Variable Account (except the Money Market subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield a subaccount generates during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

We may also advertise or disclose annual average total returns for one or more variable subaccounts for various periods of time. The standardized total return of a subaccount refers to return quotations assuming an investment has been held in the subaccount for various periods of time including, but not limited to, one year, five years, and ten years (if the subaccount has been in operation for those periods), and a period measured from the date the subaccount commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage is assumed to be 0%. We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%.

We will only advertise non-standard performance data if we also disclose the standard performance data. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market subaccount's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a subaccount and a subaccount's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

We may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

For additional information regarding how we calculate performance data, please refer to the SAI.


                                    Year 2000 Matters


In the following section, "we" refers to the Administrator, Allstate Life Insurance Company ("Allstate"), since it is Allstate's .systems that are responsible for administering the Contract and paying the benefits under the Contract.

We are heavily dependent upon complex computer systems for all phases of our operations, including customer service, and contract administration. Since many of our older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if software is not reprogrammed, remediated or replaced, ("Year 2000 Issue"). We believe that many of our counterparties and suppliers also have Year 2000 Issues that could affect us. In 1995, Allstate commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes us actively working with our major external counterparties and suppliers to assess their compliance efforts and our exposure to them. Allstate is currently in the process of identifying key processes and developing contingency plans in the event that the systems supporting its key processes are not Year 2000 compliant at the end of 1999. Management believes these contigency plans should be completed by mid-1999. Until these plans are complete, management is unable to determine an estimate of the most reasonably possible worst case scenario due to issues relating to the Year 2000. We presently believe that we will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect the results of our operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.

                             Condensed Financial Information

The following tables show the Accumulation Unit Values and the number of Accumulation Units outstanding for each of the nine subaccounts available under the Contract. During 1995, the Variable Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995.


                        AIM V.I. Capital Appreciation Subaccount
 ------------------------------------------------------------------------------
                          Accumulation Unit Value       Number of Accumulation
                            at End of Year               Units at End of Year
  12/31/98                     $24.337                      14,259,245
  12/31/97                      $20.678                     16,027,198
  12/31/96                      $18.467                     16,934,302
  12/31/95                      $15.924                     13,216,713
   1/31/95                      $11.736                     7,513,807
   1/31/94                      $12.380                 __________________


               AIM V.I. Diversified Income Subaccount
 ------------------------------------------------------------------------------
                         Accumulation Unit Value       Number of Accumulation
                            at End of Year              Units at End of Year
 12/31/98                      $13.885                     4,464,714
 12/31/97                      $13.588                     4,695,148
 12/31/96                      $12.591                     4,290,852
 12/31/95                      $11.585                     3,747,828
  1/31/95                      $ 9.931                     2,442,031
  1/31/94                      $10.749                 __________________


                AIM V.I. Global Utilities Subaccount
 ------------------------------------------------------------------------------
                          Accumulation Unit Value       Number of Accumulation
                            at End of Year               Units at End of Year
 12/31/98                      $19.066                      850,446
 12/31/97                      $16.591                      921,883
 12/31/96                      $13.826                      796,782
 12/31/95                      $12.508                      571,320
  1/31/95                      $10.235                      190,264
  1/31/94                        $--                   __________________


              AIM V.I. Government Securities Subaccount
 ------------------------------------------------------------------------------
                          Accumulation Unit Value       Number of Accumulation
                            at End of Year               Units at End of Year
 12/31/98                      $12.575                     2,172,332
 12/31/97                      $11.832                     1,926,036
 12/31/96                      $11.089                     1,864,171
 12/31/95                      $10.991                     1,672,986
  1/31/95                      $ 9.775                     1,214,456
  1/31/94                      $10.260                 __________________

                    AIM V.I. Growth Subaccount
------------------------------------------------------------------------------
                      Accumulation Unit Value       Number of Accumulation
                           at End of Year            Units at End of Year
12/31/98                      $26.960                     9,036,202
12/31/97                      $20.376                     9,603,064
12/31/96                      $16.281                     9,484,547
12/31/95                      $13.978                     7,342,011
 1/31/95                      $10.491                     4,337,355
 1/31/94                      $11.448                 __________________


               AIM V.I. Growth and Income Subaccount
------------------------------------------------------------------------------
                      Accumulation Unit Value       Number of Accumulation
                          at End of Year            Units at End of Year
12/31/98                      $24.739                     6,735,903
12/31/97                      $19.639                     7,046,189
12/31/96                      $15.835                     5,709,782
12/31/95                      $13.385                     2,779,812
 1/31/95                      $10.216                      622,513
 1/31/94                        $--                   __________________


             AIM V.I. International Equity Subaccount
------------------------------------------------------------------------------
                      Accumulation Unit Value       Number of Accumulation
                           at End of Year            Units at End of Year
12/31/98                      $18.723                     8,137,165
12/31/97                      $16.434                     9,290,316
12/31/96                      $15.578                     9,121,429
12/31/95                      $13.156                     6,249,610
 1/31/95                      $10.738                     5,124,627
 1/31/94                      $12.296                 __________________


                 AIM V.I. Money Market Subaccount
------------------------------------------------------------------------------
                      Accumulation Unit Value       Number of Accumulation
                           at End of Year            Units at End of Year
12/31/98                      $11.994                     3,737,115
12/31/97                      $11.571                     3,829,515
12/31/96                      $11.156                     4,855,567
12/31/95                      $10.775                     6,071,486
 1/31/95                      $10.378                     2,979,228
 1/31/94                      $10.084                 __________________





                     AIM V.I. Value Subaccount
------------------------------------------------------------------------------
                      Accumulation Unit Value       Number of Accumulation
                           at End of Year            Units at End of Year

12/31/98                      $28.037                     17,453,096
12/31/97                      $21.464                     18,682,024
12/31/96                      $17.591                     18,443,298
12/31/95                      $15.505                     16,590,052
 1/31/95                      $11.522                      9,479,495
 1/31/94                      $11.922                 __________________

              Table of Contents for the Statement of Additional Information

The  following  is the  Table  of  Contents  for  the  Statement  of  Additional
Information:


                                    TABLE OF CONTENTS



The Contracts -- General Provisions......................................................1
         The Contracts...................................................................1
         Loans...........................................................................1
         Non-Participating Contracts.....................................................1
         Misstatement of Age.............................................................1
         Assignment......................................................................1
         Evidence of Survival............................................................1
         Endorsement of Annuity Payments.
Tax Status of the Contracts...................................................................2
         Diversification Requirements.........................................................2
         Owner Control........................................................................2
         Required Distributions...............................................................2
         Taxation of the Company..............................................................3
Investment Experience.........................................................................3
Variable Accumulation Unit Value and Variable Accumulation Value..............................3
Net Investment Factor.........................................................................4
Sample Calculations and Tables................................................................4
         Variable Account Calculations........................................................4
         Fixed Account Calculation -- Withdrawal Charge and Market Value
Adjustment Tables.............................................................................5
              Sample Calculations for Male Age 35 at Issue....................................5
State Regulation of the Company...............................................................7
Administration................................................................................7
Distribution of the Contracts.................................................................7
Custody of Assets.............................................................................8
Historical Performance Data.
         Money Market Subaccount Yield........................................................8
         Other Subaccount Yields..............................................................9
         Standard Subaccount Total Returns....................................................9
         Non-Standard Subaccount Total Returns...............................................11
         Adjusted Historic Portfolio Performance.............................................11
Legal Matters................................................................................12
Legal Proceedings............................................................................12
Experts......................................................................................12
Financial Statements.........................................................................12

                       Statement of Additional Information

                                     For the

                       AIM/CIGNA Heritage Variable Annuity

                                 Issued through

                      CG Variable Annuity Separate Account

                                   Offered by

                   Connecticut General Life Insurance Company




                                Mailing Address:
                             Customer Service Center
                                 P.O. Box 94039
                             Palatine, IL 60094-4039
                             Telephone: 800-776-6978
                                Fax: 847-402-9543

                           For New York Customers Only
                             Customer Service Center
                                 P.O. Box 94038
                             Palatine, IL 60094-4038
                             Telephone: 800-654-2397
                                Fax: 847-402-4361


This Statement of Additional Information ("Statement") expands upon subjects discussed in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus dated May 1, 1999, by calling or writing to Customer Service Center at the mailing address shown above. Terms used in this Statement have the same meaning as in the Prospectus for the Contracts.


This Statement of Additional information is not a prospectus. It should be read only in conjunction with the Prospectus for the Contracts and CG Variable Annuity Separate Account.

                                Dated May 1, 1999


                                Table of Contents


The Contracts -- General Provisions......................................................................1
   The Contracts.........................................................................................1
   Loans.................................................................................................1
   Non-Participating Contracts...........................................................................1
   Misstatement of Age...................................................................................1
   Assignment............................................................................................1
   Evidence of Survival..................................................................................1
   Endorsement of Annuity Payments.
Tax Status of the Contracts..............................................................................2
   Diversification Requirements..........................................................................2
   Owner Control.........................................................................................2
   Required  Distributions...............................................................................2
   Taxation of the Company...............................................................................3
Investment Experience....................................................................................3
Variable Accumulation Unit Value and Variable Accumulation Value.........................................3
Net Investment Factor....................................................................................4
Sample Calculations and Tables...........................................................................4
   Variable Account Calculations.........................................................................5
   Fixed Account Calculation - Withdrawal Charge and Market Value Adjustment Tables......................5
      Sample Calculations for Male Age 35 at Issue.......................................................5
State Regulation of the Company..........................................................................7
Administration...........................................................................................7
Distribution of the Contracts............................................................................8
Custody of Assets........................................................................................8
Historical Performance Data..............................................................................8
   Money Market Subaccount Yield.........................................................................9
   Other Subaccount Yields...............................................................................9
   Standard Subaccount Total Returns....................................................................10
   Non-Standard Subaccount Total Returns................................................................12
   Adjusted Historic Portfolio Performance..............................................................12
Legal Matters...........................................................................................13
Legal Proceedings.......................................................................................13
Experts.................................................................................................13
Financial Statements....................................................................................13



In order to supplement the description in the Prospectus, the following provides additional information about Connecticut General Life Insurance Company (the )"Company", "we", "our", and "us") and the Contracts which may be of interest to a you, the Contract Owner.


                       The Contracts -- General Provisions

The Contracts

A Contract, attached riders, amendments, any application, and any applications, for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be In Writing.


We may change or amend the Contracts, if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or Federal law, rule or regulation.


Loans

The Contracts do not permit loans.

Non-Participating Contracts

The Contracts do not participate or share in our profits or surplus earnings.

Misstatement of Age

If the age of the Annuitant is misstated, then we will adjust the amounts payable by us to those amounts that the Premium Payments would have purchased for the correct age. We will make these adjustments according to our effective rates on the Date of Issue. If we overcharge, then we will charge our next payments succeeding the adjustment, with interest at the rate of 6% per year, compounded annually. We will pay any underpayment in a lump sum.

Assignment


During the lifetime of the Annuitant, you, the Owner, may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but your rights and the rights of any Beneficiary are subject to the terms of the assignments. An assignment will not bind us until the original assignment or a certified copy has been filed at the Customer Service Center. We are not responsible for the validity of the assignment. An assignment may have income tax consequences. You may not assign rights under Qualified Contracts.


Evidence of Survival

We reserve the right to require evidence of the survival of any Payee at the time any payment to that Payee is due under the following Annuity Options: Life Annuity (fixed); Life Annuity with Certain Period (fixed); Cash Refund Life
Annuity  (fixed);  Variable  Life  Annuity;  Variable  Life Annuity with Certain
Period.


Endorsement of Annuity Payments


Allstate  Life  Insurance  Company,   ("Allstate"),  the  administrator  of  the
Contract, will send each annuity payment by check. The Payee must personally endorse each check. We may require proof of the Annuitant's survival.



                           Tax Status of the Contracts


Diversification Requirements


The Code requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Fund and its portfolios, will satisfy these diversification requirements.


Owner Control


In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.


Required  Distributions

In order to be treated as an annuity  contract for Federal  income tax purposes, section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of a Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If any Owner is not an individual, a change in or death of any annuitant will be treated as the death of an Owner for these purposes.


The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. Other requirements may apply to Qualified Contracts.

Taxation of the Company

We are presently taxed as a life insurance company under part I of Subchapter L of the Internal Revenue Code of 1986, as amended. The Variable Account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, we anticipate that no charges will be made against the Variable Account for federal income taxes. If, in future years, we incur any federal income taxes or other economic burden with respect to the Variable Account or the Contracts, then we may charge for those amounts attributed to the Variable Account.

                              Investment Experience


On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each Variable Account Subaccount. The portion of your Annuity Account Value held in any Variable Account Subaccount equals the number of Subaccount units allocated to a Contract multiplied by the Subaccount accumulation unit value as described below.



        Variable Accumulation Unit Value and Variable Accumulation Value


When we receive a Premium Payment we will credit that portion of the Premium Payment to be allocated to the Variable Account Subaccounts to the Variable Account in the form of Variable Accumulation Units. We determine how many Variable Accumulation Units to credit by dividing the dollar amount allocated to a particular Subaccount by the Variable Accumulation Unit Value for that particular Subaccount during the Valuation Period that we receive the Premium Payment. For the initial Premium Payment, we use the Valuation Period during which we accept the Premium Payment.

The Variable Accumulation Unit Value for each Variable Account Subaccount was established at $10.00 for the first Valuation Period of the particular Variable Account Subaccount. We determine the Variable Accumulation Unit Value for the particular Variable Account Subaccount for any subsequent Valuation Period by multiplying the Variable Accumulation Unit Value for the particular Variable Account Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Subaccount for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Account Subaccount for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Subaccount credited to the Variable Account for such Valuation Period. The variable accumulation value of each Variable Account Subaccount is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Variable Account Subaccount by the Variable Accumulation Unit Value of the particular Variable Account Subaccount for such Valuation Period.



                              Net Investment Factor


The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Subaccount from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Valuable Accumulation Unit may increase, decrease, or remain the same.

The Net Investment Factor for any Variable Account Subaccount for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)      is the net result of:

     (1) the net asset value of a Fund share held in the Variable Account Subaccount determined as of the end of the Valuation Period, plus

     (2) the per share amount of any dividend or other distribution declared on the Fund shares held in the Variable Account Subaccount if the "ex-dividend" date occurs during the Valuation Period, plus or minus

     (3) a per share credit or charge with respect to any taxes that we pay or reserve for during the Valuation Period which we determine to be attributable to the operation of the Variable Account Subaccount;

(b) is the net asset value of the Fund shares held in the Variable Account Subaccount determined as of the end of the preceding Valuation Period; and

(c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.



                         Sample Calculations and Tables

Variable Account Calculations


Variable Accumulation Unit Value Calculation. Assume the net asset value of a Fund share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003723754 (the daily equivalent of the current charge of 1.35% on an annual basis) gives a net investment factor of 1.00239289646. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73887691 ($14.7036925 X 1.00239289646).


Variable Annuity Unit Value Calculation. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61016662 [$13.5791357 X 1.00239289646 (the net investment factor) X 0.999892552].
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.


Variable Annuity Payment Calculation. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular Subaccount; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular Subaccount for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).


Fixed Account Calculation - Withdrawal Charge and Market Value Adjustment Tables

The following example illustrates the detailed calculations for a $100,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively.

Sample Calculations for Male Age 35 at Issue

                              Cash Surrender Values


Single premium...........................               $100,000
Premium taxes............................                      0
Withdrawals..............................                    None
Guaranteed period........................                 5 years
Guaranteed interest rate.................                     8%
Annuity date.............................                  Age 70
Index rate A.............................                   7.5%
Index rate B.............................  8.00% end of policy year 1
                                           7.75% end of policy  year 2 7.00% end
                                           of policy  year 3 6.50% end of policy
                                           year 4
Percentage adjustment to B...............                   0.5%





                           Surrender Value Calculation

                 (1)             (2)          (3)               (4)              (5)              (6)           (7)
                 Annuity       Index Rate      Adjusted        Minimum         Greater of       Surrender      Surrender
Contract Year     Value          Factor      Annuity Value      Value          (3) & (4)          Charge         Value
                  -----          ------      -------------      -----          ---------          ------         -----


1.............. $107,965       0.963640         $104,039       $102,965         $104,039        $5,950          $98,089
2.............. $116,567       0.993056         $115,758       $106,019         $115,758        $5,100         $110,658
3.............. $125,858       1.000000         $125,858       $109,165         $125,858        $4,250         $121,608
4.............. $135,891       1.004673         $136,526       $112,404         $136,526        $3,400         $133,126
5.............. $146,727       1.000000         $146,727       $115,742         $146,727        $2,550         $144,177



                            Annuity Value Calculation

           Contract Year                       Annuity Value

1................................   $100,000 X 1.08 - $35 = $107,965
2................................   $107,965 X 1.08 - $35 = $116,567
3................................   $116,567 X 1.08 - $35 = $125,858
4................................   $125,858 X 1.08 - $35 = $135,891
5................................   $135,891 X 1.08 - $35 = $146,727


                         Surrender Charge Calculation

                          (1)                      (2)                         (3)
                          ---                      ---                         ---
                         Surrender              Surrender                   Surrender
Contract Year           Charge Factor           Charge Factor                Charge

1...................       0.07                     0.0595                     $5,950
2...................       0.06                     0.0510                     $5,100
3...................       0.05                     0.0425                     $4,250
4...................       0.04                     0.0340                     $3,400
5...................       0.03                     0.0255                     $2,550
                                                                               ------

                         Market Value Adjustment Tables

                        Interest Rate Factor Calculation

                            (1)                (2)                   (3)                     (4)              (5)
                            Index               Index               Adjusted                                  (1+A)
Contract Year               Rate A              Rate B            Index Rate B                 N              (1+B)
                            ------              ------            ------------                 -              -----


1.........................   7.5%               8.00                    8.50                  4              0.963640
2.........................   7.5%               7.75                    7.75                  3              0.993056
3.........................   7.5%               7.00                    7.50                  2              1.000000
4.........................   7.5%               6.50                    7.00                  1              1.004673
5........................    7.5%                  NA                      NA                 0                     NA





                            Minimum Value Calculation

Contract Year                            Minimum Value

1............................  $100,000 X 1.03 - $35 = $102,965
2............................  $102,965 X 1.03 - $35 = $106,019
3............................  $106,019 X 1.03 - $35 = $109,165
4............................  $109,165 X 1.03 - $35 = $112,404
5............................  $112,404 X 1.03 - $35 = $115,742


                    State Regulation of the Company

The Company, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. We file an annual statement with the Connecticut Department of Insurance each year covering our operations and reporting on the financial condition as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine our liabilities and reserves and the Variable Account. The Connecticut Department of Insurance periodically conducts a full examination of our operations. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate.

The law of the state in which the Contract is delivered governs the Contract. The values and benefits of each policy are at least equal to those required by such state.

                                 Administration


Allstate performs certain administrative functions relating to the Contracts, the fixed account, and the variable account. These functions include, among other things, maintaining the books and records of the variable account, the fixed account, and the subaccounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, oversight of investment management and contract administration.



                          Distribution of the Contracts


We continuously offer the Contracts. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have entered into distribution agreements with the Company and the principal underwriter for the Contracts, Sagemark Consulting, Inc. ("Sagemark"), Hartford, Connecticut. Sagemark is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. Sagemark also acts as the general distributor of certain other variable annuity contracts and of variable life insurance contracts that we issue. We pay commissions and other distribution compensation. Those payments will not be more than 6.75% of Premium Payments. Sagemark received $1,075,638 in deferred sales charges attributable to the Variable Account portion of the Contracts during the year ended December 31, 1996; $2,217,462 during the year ended December 31, 1997; and $287,589.23 during the year ended December 31, 1998.


As of January 1, 1998, Sagemark, formerly CIGNA Financial Advisors, Inc., a wholly-owned subsidiary of CIGNA Corporation, became a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation with headquarters in Fort Wayne, Indiana, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana.

The Prospectus describes the sales charges that apply to the Contracts. There are no variations in sales load.

                                Custody of Assets


We are the Custodian of the Variable Account's assets. We or our agent will purchase the Fund's shares at net asset value according to the Purchasers' instructions. We will redeem the Fund's shares at net asset value in order to meet the Variable Account's contractual obligations, pay charges relative to the Variable Account or make adjustments for annuity reserves held in the Variable Account. We hold the Subaccounts' assets separate and apart from the assets of any of our other segregated asset accounts and separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Fund held by each of the Subaccounts of the Variable Account. Our fidelity bond provides additional protection for the Variable Account's assets. The fidelity bond covers the acts of our officers and employees. Its value as of May 1, 1999, is $100,000,000.


                           Historical Performance Data




                         Money Market Subaccount Yield


We may disclose the current annualized yield of the Money Market Subaccount, which invests in the Money Market Fund, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Fund attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

We may also disclose the effective yield of the Money Market Subaccount for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.


We calculate the effective yield by compounding the unannualized base period return according to the following formula:


             Effective Yield = [(Base Period Return + 1)(365/7)] - 1



The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

Other Subaccount Yields

We may advertise or disclose the current annualized yield of one or more of the Subaccounts of the Variable Account (except the Money Market Subaccount) for 30-day periods. The annualized yield of a Subaccount refers to income that the Subaccount generates over a specific 30-day period. Because the yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


                         Yield = 2 [(a - b + 1)(6) - 1]
                                       cd

                                     Where:


a         = net  investment  income  earned  during  the period by the Fund attributable to shares owned by the Subaccount.
b         = expenses accrued for the period.
c         = the  average  daily  number of  accumulation  units  outstanding during the period.
d         = the maximum offering price per accumulation  unit on the last day of the period.

Because the Variable Account imposes charges and deductions, a Subaccount's yield will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may apply to a particular Contract. Withdrawal charges range from 7% to 1% of the amount withdrawn on total Premium Payments paid, less prior partial surrenders, depending on the Contract Year of surrender.

The yield on amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period does not indicate or represent future yields or rates of return. The types and quality of the Fund's investments and its operating expenses affect a Subaccount's actual yield.

Standard Subaccount Total Returns

We may advertise or disclose annual average total returns for one or more of the Subaccounts for various periods of time. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, we will provide the total return for these periods. We may also disclose total returns for other periods of time. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment on the last day of each of the periods.

We calculate total returns using Subaccount Unit Values that we calculate on each Valuation Period. We base Sub-Account Subaccount Unit Values on the performance of the Subaccount's underlying portfolio, reduced by the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the Variable Subaccounts. We deduct the resulting percentage from the return in calculating the ending redeemable value. These figures do not reflect any premium taxes, charges or credits for market value adjustments. Total return calculations reflect the effect of withdrawal charges that may apply to a particular period. We will then calculate the total return according to the following formula:


             P(l + T)(n) = ERV

             Where:

             P = A hypothetical initial Premium Payment of $1,000.

             T = Average annual total return.

             n = Number of years in the period.

             ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

                      Non-Standard Subaccount Total Returns


We may disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that we assume that the withdrawal charge percentage is 0%.

We may also disclose cumulative total returns in conjunction with the standard format described above. We calculate the cumulative returns by using the following formula and assuming that the withdrawal charge percentage is 0%.

          CTR = (ERV/P) - 1

             Where:


          CTR = The cumulative total return net of Subaccount recurring charges for the period.


          ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

          P = A hypothetical initial payment of $10,000

           Non-standard performance data will only be advertised if standard performance data is also disclosed.


Adjusted Historic Portfolio Performance

We may also disclose yield and total return for the Fund's portfolios, including for periods before the date that the Variable Account began operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the underlying portfolios and the assumption that the subaccounts were in existence for the same periods as those of the underlying Funds, with some or all of the charges equal to those currently assessed against the subaccounts.

We may also use advertisements that include hypothetical illustrations comparing the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

                                  Legal Matters


Mark A. Parsons, Chief Counsel, Retirement and Investment Services Division, CIGNA Corporation, has passed upon all matters of Connecticut law pertaining to the Contracts. This includes the Contracts' validity and our right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws. Sutherland Asbill & Brennan LLP of Washington, D.C. has also provided advice on certain legal matters relating to federal securities laws.


                                Legal Proceedings

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Variable Account.

                                     Experts


The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, included in this Statement of Additional Information and registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

The statement of assets and liability of the Variable Account at December 31, 1998, and the statements of operations and changes in net assets for the period ended December 31, 1998, included in this Statement of Additional Information and registration statement, have been so included in reliance on the report of Ernst & Young LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing.

The statement of changes in net assets of the Variable Account for the year ended December 31, 1997, included in this Statement of Additional Information and registration statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.


                              Financial Statements

This Statement of Additional Information includes our consolidated financial statements. You should consider them as bearing only on our ability to meet our obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate that we credit during a Guaranteed Period. This Statement of Additional Information also includes the Financial Statements of the Variable Account as of and for the year ended December 31, 1998.

                            CONNECTICUT GENERAL LIFE

                                INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 1998


                            Opinion furnished by PWC.

                        Report of Independent Accountants


To the Board of Directors and Shareholder of Connecticut General Life Insurance Company



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
February 9, 1999

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME


(In millions)
-----------------------------------------------------------------------------------------------------------
For the years ended December 31,                              1998                 1997                1996
-----------------------------------------------------------------------------------------------------------
REVENUES
Premiums and fees                                         $  5,683             $  5,376            $  5,314
Net investment income                                        2,637                3,139               3,199
Realized investment gains                                       93                   45                  37
Other revenues                                                 427                   10                   9
                                                          --------             --------            --------
    Total revenues                                           8,840                8,570               8,559
                                                          --------             --------            --------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                     5,802                5,917               6,069
Policy acquisition expenses                                     44                  122                 143
Other operating expenses                                     1,763                1,618               1,477
                                                          --------             --------            --------
    Total benefits, losses and expenses                      7,609                7,657               7,689
                                                          --------             --------            --------

INCOME BEFORE INCOME TAXES                                   1,231                  913                 870
                                                          --------             --------            --------
Income taxes (benefits):
  Current                                                      636                  347                 394
  Deferred                                                    (211)                 (49)                (81)
                                                          --------             --------            --------
    Total taxes                                                425                  298                 313
                                                          --------             --------            --------

NET INCOME                                                $    806             $.   615            $    557
                                                          --------             --------            --------



The Notes to Financial Statements are an integral part of these statements.

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS


(In millions, except per share amounts)
-------------------------------------------------------------------------------------------------------------
As of December 31,                                                                      1998            1997
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
   Fixed maturities, at fair value (amortized cost, $16,820; $20,962)                $18,067         $22,323
   Mortgage loans                                                                      8,875          10,090
   Equity securities, at fair value (cost, $62; $75)                                      47              54
   Policy loans                                                                        6,091           7,146
   Real estate                                                                           712             749
   Other long-term investments                                                           159             166
   Short-term investments                                                                 85             173
                                                                                ------------      ----------
      Total investments                                                               34,036          40,701
Cash and cash equivalents                                                              1,026             923
Accrued investment income                                                                494             602
Premiums and accounts receivable                                                         939             811
Reinsurance recoverables                                                               7,278           1,271
Deferred policy acquisition costs                                                        187             834
Property and equipment                                                                   365             291
Deferred income taxes                                                                    865             653
Goodwill and other intangibles                                                           730             474
Other assets                                                                             236             276
Separate account assets                                                               34,648          29,217
                                                                                ------------      ----------
     Total assets                                                                    $80,804         $76,053
                                                                                ============      ==========

LIABILITIES
Contractholder deposit funds                                                         $30,614         $30,449
Future policy benefits                                                                 8,286           8,224
Unpaid claims and claim expenses                                                       1,286           1,225
Unearned premiums                                                                        162             260
                                                                                ------------      ----------
     Total contractholder and insurance liabilities                                   40,348          40,158

Accounts payable, accrued expenses and other liabilities                               2,523           2,428
Current income taxes                                                                      65               -
Separate account liabilities                                                          34,340          29,021
                                                                                -------------     ----------
     Total liabilities                                                                77,276          71,607
                                                                                -------------     ----------
CONTINGENCIES - NOTE 13
SHAREHOLDER'S EQUITY
Common stock (6 shares issued and outstanding)                                            30              30
Additional paid-in capital                                                             1,072             766
Net unrealized appreciation, fixed maturities                                            243             282
Net unrealized (depreciation), equity securities                                         (25)            (26)
Net translation of foreign currencies                                                      2               2
                                                                                ------------      ----------
Accumulated other comprehensive income                                                   220             258
Retained earnings                                                                      2,206           3,392
                                                                                ------------      ----------
     Total shareholder's equity                                                        3,528           4,446
                                                                                ------------      ----------
     Total liabilities and shareholder's equity                                      $80,804         $76,053
                                                                                ============      ==========

The Notes to Financial Statements are an integral part of these statements.


                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
         CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME AND CHANGES IN
                              SHAREHOLDER'S EQUITY




(In millions)

For the years ended December 31,                   1998                         1997                        1996
------------------------------------  ------------------------------- -------------------------- ----------------------------
                                       Compre-hensive Shareholder's  Comprehensive  Shareholder's  Comprehensive  Shareholder's
                                            Income        Equity         Income        Equity         Income         Equity
------------------------------------  -------------- -------------- ------------- -------------- -------------- -------------
Common stock                                                  $ 30                         $ 30                         $ 30

Additional paid-in capital                                   1,072                          766                          766

Accumulated other comprehensive
income - beginning of year                                     258                          191                          478

Net unrealized appreciation
(depreciation) - fixed maturities            $ (39)            (39)         $ 69             69        $ (276)         (276)

Net unrealized appreciation
(depreciation) - equity securities               1               1            (1)            (1)          (12)          (12)
                                          --------        --------      --------     ----------      --------      --------

Net unrealized appreciation
(depreciation) on securities                   (38)                           68                         (288)


Net translation of foreign currencies            -               -            (1)            (1)            1             1
                                          --------        --------      --------     ----------      --------      --------
Other comprehensive
(loss) income                                  (38)                           67                         (287)
                                          --------                      --------                     --------

Accumulated other comprehensive
income - end of year                                          220                           258                         191
                                                          -------                    ----------                    --------

Retained earnings - beginning of year
Beginning of year                                           3,392                         3,177                       3,220
                                                          -------                    ----------                    --------

  Net income                                   806            806            615            615           557           557

  Dividends declared                                       (1,992)                         (400)                       (600)
                                                         --------                    ----------                    --------
Retained earnings - end of year                             2,206                         3,392                       3,177
                                          --------       --------       --------     ----------      --------      --------

TOTAL COMPREHENSIVE INCOME AND
SHAREHOLDER'S EQUITY                          $768         $3,528           $682         $4,446          $270        $4,164
                                          ========       ========       ========     ==========      ========      ========



The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

For the years ended December 31,                                1998                 1997                1996
--------------------------------                           -----------------    --------------      --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $     806            $     615           $     557
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
  Insurance liabilities                                           67                   78                  57
  Reinsurance recoverables                                        (7)                  68                 (11)
  Premiums and accounts receivable                              (179)                 106                  77
  Deferred income taxes, net                                    (211)                 (49)                (82)
  Other assets                                                  (339)                 (54)                 43
  Deferred policy acquisition costs                              (12)                 (97)                (92)
  Accounts payable, accrued expenses,
    other liabilities and current income taxes                   149                   41                (113)
  Depreciation and goodwill amortization                         113                   88                  94
  Gain on sale of business                                      (418)                   -                   -
  Other, net                                                     (50)                 (99)               (151)
                                                            --------             --------            --------
      Net cash (used in) provided by operating activities        (81)                 697                 379
                                                            --------             --------            --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities                                             2,869                1,583               1,589
  Mortgage loans                                               1,052                  807                 640
  Equity securities                                               15                   14                  13
  Real estate                                                     98                  401                 345
  Policy loans                                                   382                    -                   -
  Other (primarily short-term investments)                     6,724                6,447               3,613
Investment maturities and repayments:
  Fixed maturities                                             2,797                2,394               2,634
  Mortgage loans                                                 421                  601                 630
Investments purchased:
  Fixed maturities                                            (3,881)              (4,339)             (3,834)
  Mortgage loans                                              (1,611)              (1,426)             (1,300)
  Equity securities                                               (7)                  (9)                 (3)
  Policy loans                                                    -                   (13)               (207)
  Other (primarily short-term investments)                    (7,652)              (6,296)             (3,930)
Net cash from disposition of business                          1,295                    -                   -
Other, net                                                      (274)                (102)                (94)
                                                            --------             --------            --------
  Net cash provided by investing activities                    2,228                   62                  96
                                                            --------             --------            --------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited                               7,050                7,634               7,260
  Withdrawals and benefit payments                            (7,106)              (7,023)             (7,135)
Dividends paid to parent                                      (1,992)                (400)               (600)
Other, net                                                         4                  (47)                  -
                                                            --------             --------            --------
      Net cash (used in) provided by financing activities     (2,044)                 164                (475)
                                                            --------             --------            --------
Net increase in cash and cash equivalents                        103                  923                   -
Cash and cash equivalents, beginning of year                     923                    -                   -
                                                            --------             --------            --------

Cash and cash equivalents, end of year                     $   1,026            $     923           $       -
                                                            ========             ========            ========
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds                        $     520            $     402           $     385
  Interest paid                                            $       3            $       5           $       7
                                                            --------             --------            --------


The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

     Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group health and life insurance and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A) Basis of Presentation: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining contractholder and insurance liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1998 presentation.

     B) Recent Accounting Pronouncements: The Company adopted Statement of Financial Accounting Standards (SFAS) No. 131, "Disclosures about Segments of an Enterprise and Related Information," as of December 31, 1998. SFAS No. 131 changes the way segments are structured and requires additional segment disclosures. Prior period information has been restated based on the new requirements. See Note 11 for additional information.

     In 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires that derivatives be reported on the balance sheet at fair value. Changes in fair value are recognized in net income or, for derivatives which are hedging market risk related to future cash flows, in the accumulated other comprehensive income section of shareholders' equity. Implementation is required by the first quarter of 2000, with the cumulative effect of adoption reflected in net income and accumulated other comprehensive income, as appropriate. The Company has not determined the effect or timing of implementation of this pronouncement.

     The American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," in 1997. SOP 97-3 provides guidance on the recognition and measurement of liabilities for guaranty fund and other insurance-related assessments. Implementation of this pronouncement, which is required by the first quarter of 1999 with the cumulative effect of adopting the SOP reflected in net income, is not expected to have a material effect on results of operations, liquidity or financial condition.

     In 1998, the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 specifies the types of costs that must be capitalized and amortized over the software's expected useful life and the types of costs which must be immediately recognized as expense. Implementation of this pronouncement is required by the first quarter of 1999 and is not expected to have a material effect on results of operations, liquidity or financial condition.

     In 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on the deposit method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health contracts. Implementation is required by the first quarter of 2000, with the cumulative effect of adopting the SOP reflected in net income in the year of adoption. The Company has not determined the effect or timing of implementation of this pronouncement.

     C) Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

     Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for mortgage loans and contractholder deposit funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1998 and 1997. Fair values of off-balance sheet financial instruments as of December 31, 1998 and 1997 were not material.

     Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

     D) Investments: Investments in fixed maturities, which are classified as available-for-sale and carried at fair value, include bonds; asset-backed securities, including collateralized mortgage obligations (CMOs); and redeemable preferred stocks. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

     Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

     Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

     Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

     Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years or less if circumstances indicate that an immediate sale is in the best interests of the Company or policyholders. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell and are no longer depreciated. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals.

     Equity securities and short-term investments are classified as available-for-sale. Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value. Short-term investments are carried at fair value, which approximates cost.

     Policy loans are generally carried at unpaid principal  balances.

     Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

     Unrealized investment gains and losses for investments carried at fair value are included in shareholder's equity net of policyholder-related amounts and deferred income taxes.

     See Note 4(F) for a discussion of the Company's accounting policies for derivative financial instruments.

     E) Cash and Cash Equivalents: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

     F) Reinsurance Recoverables: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible. See Notes 3 and 9.

     G) Deferred Policy Acquisition Costs: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

     Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed unless such costs are estimated to be unrecoverable as a result of treating unrealized investment gains and losses as though they had been realized. If so, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

     H) Property and Equipment: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $490 million and $448 million at December 31, 1998 and 1997, respectively.

     I) Goodwill and Other Intangibles: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Other intangible assets primarily represent purchased customer lists and provider contracts. Goodwill and other intangibles are amortized over periods not exceeding 40 years. Goodwill and other intangibles are written down when not recoverable based on analysis of historical and estimated future income or undiscounted estimated cash flows of the related businesses. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $143 million and $113 million at December 31, 1998 and 1997, respectively.

     J) Other Assets: Other assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

     K) Separate Accounts: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

     L) Contractholder Deposit Funds: Liabilities for contractholder deposit funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

     M) Future Policy Benefits: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

     N) Unpaid Claims and Claim Expenses: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

     O) Unearned Premiums: Premiums for group life and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

     P) Other Liabilities: Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that can be reasonably estimated.

     Q) Translation of Foreign Currencies: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in shareholder's equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

R) Premium and Fees,  Revenues and Related Expenses:
Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and
settlement    expenses   are   recognized    when    incurred.

     Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of amounts credited in accordance with contract provisions.

     Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

     Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and amounts credited in accordance with contract provisions.

     S) Participating Business: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total life insurance in force at December 31, 1998, 1997 and 1996.

     T) Income Taxes: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

     Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 7 for additional information.

NOTE 3 - DISPOSITION

     As of January 1, 1998, the Company sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale resulted in an after-tax gain of $773 million of which $202 million was recognized upon closing of the sale. Since the principal agreement to sell this business is in the form of an indemnity reinsurance arrangement, the remaining $571 million of the gain was deferred and is being recognized at the rate that earnings from the business sold would have been expected to emerge, primarily over fifteen years on a declining basis. The Company recognized $66 million of the deferred gain in 1998.

     Revenues for this business were $972 million and $926 million for the years ended December 31, 1997 and 1996, respectively, and net income was $102 million and $67 million for the same periods. Also, as part of the transaction, the Company recorded a reinsurance recoverable from the purchaser of $5.8 billion for insurance liabilities retained, and transferred invested assets of $5.4 billion along with other assets and liabilities associated with the business. The sales agreement provides for the possibility of certain adjustments; however, any future adjustments are not expected to be material to results of operations, liquidity or financial condition.

     The Company paid a dividend of $1.4 billion to its parent in January 1998, having received prior approval of both the disposition and the dividend from the Connecticut Insurance Department (the Department).

NOTE 4 - INVESTMENTS

     A) Fixed Maturities: Fixed maturities are net of cumulative write-downs of $22 million and $36 million, including policyholder share, as of December 31, 1998 and 1997, respectively.

     The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1998 were as follows:

                                                     Amortized      Fair
(In millions)                                           Cost        Value
-------------                                        ---------      -----
Due in one year or less                              $   979        $   999
Due after one year through five years                  3,960          4,110
Due after five years through ten years                 3,512          3,723
Due after ten years                                    2,665          3,348
Asset-backed  securities                               5,704          5,887
--------------------------------------------------------------------------------
Total                                                $16,820        $18,067
                                                     =======        =======

     Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

     Gross  unrealized   appreciation   (depreciation)   for  fixed  maturities,
including   policyholder   share,   by   type   of   issuer   was  as   follows:


                                              Amortized   Unrealized    Unrealized    Fair
(In  millions)                                   Cost     Appreciation  Depreciation  Value
--------------                                ---------   ------------  ------------  -----
At December 31, 1998:
Federal government bonds                      $   568       $   407       $   -       $   975
State and local government  bonds                 145            20           -           165
Foreign  government bonds                         147             7          (9)          145
Corporate  securities                          10,256           733         (94)       10,895
Asset-backed securities                         5,704           217         (34)        5,887
---------------------------------------------------------------------------------------------
Total                                         $16,820       $ 1,384       $(137)      $18,067
                                              =======       =======       =====       =======

At December 31, 1997:

Federal government bonds                      $ 1,361       $   294       $   -       $ 1,655
State and local government bonds                  178            22          (2)          198
Foreign government bonds                          143             7          (1)          149
Corporate securities                           13,027           860        (123)       13,764
Asset-backed securities                         6,253           317         (13)        6,557
---------------------------------------------------------------------------------------------
Total                                         $20,962       $ 1,500       $(139)      $22,323
                                              =======       =======       =====       =======

     Asset-backed securities include investments in CMOs as of December 31, 1998 of $2.0 billion carried at fair value (amortized cost, $2.0 billion), compared with $2.3 billion carried at fair value (amortized cost, $2.3 billion) as of December 31, 1997. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately .05% and .10% of total CMO investments at December 31, 1998 and 1997, respectively.

     At December 31, 1998, contractual fixed maturity investment commitments were $34 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 59% will be disbursed in 1999.

     B) Mortgage Loans and Real Estate: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally are less than 75% of the property's value at the time the original loan is made.

     At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:


(In millions)                                   1998                1997
------------------------------------------------------------------------
Mortgage loans                             $   8,875           $  10,090
                                           ---------           ---------
Real estate:
   Held for sale                                 326                 339
   Held for production of income                 386                 410
                                           ---------           ---------
Total real estate                                712                 749
Total                                      $   9,587           $  10,839
                                           =========           =========

     At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

(In millions)                                    1998               1997
-------------------------------------------------------------------------
Property type:
   Retail facilities                       $   3,145           $   4,153
   Office buildings                            3,814               3,984
   Apartment buildings                         1,283               1,311
   Hotels                                        450                 498
   Other (primarily industrial)                  895                 893
                                           ---------           ---------
Total                                      $   9,587           $  10,839
                                           =========           =========
Geographic region:
   Central                                 $    3,051          $    3,484
   Pacific                                      2,683               2,962
   Middle Atlantic                              1,510               1,821
   South Atlantic                               1,348               1,458
   New England                                    995               1,114
                                           ----------          ----------
Total                                      $    9,587          $   10,839
                                           ==========          ==========

     Mortgage Loans

     At December 31, 1998,  scheduled  mortgage loan maturities were as follows:
1999 - $.9 billion; 2000 - $.9 billion; 2001 - $.8 billion; 2002 - $1.0 billion;
2003 - $1.6 billion; and $3.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1998 and 1997, the Company refinanced at current market rates approximately $126 million and $135 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

     At December 31, 1998, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $492 million, most of which were at a fixed market rate of interest. These commitments are generally expected to be disbursed within three months, and are diversified by property type and geographic region.

     At December 31, 1998, the Company's impaired mortgage loans were $156 million, including $24 million before valuation reserves totaling $6 million, and $132 million which had no valuation reserves. At December 31, 1997, the Company's impaired mortgage loans were $375 million, including $152 million before valuation reserves totaling $44 million, and $223 million which had no valuation reserves.

     During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

(In millions)                                            1998           1997
----------------------------------------------------------------------------
Reserve balance - January 1                           $    44         $   94
Transfers to foreclosed real estate                       (21)           (30)
Charge-offs upon sales                                     (9)           (47)
Net increase (decrease) in valuation reserves              (8)            27
                                                      -------         ------
Reserve balance - December 31                         $     6         $   44
                                                      =======         ======

     During 1998 and 1997, impaired mortgage loans, before valuation reserves, averaged approximately $285 million and $597 million, respectively. Interest income recorded and cash received on these loans were approximately $12 million and $34 million in 1998 and 1997, respectively.

     Real Estate

     During 1998, 1997 and 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $32 million, $81 million and $107 million, respectively.

     Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $171 million and $169 million as of December 31, 1998 and 1997, respectively.

     Net income for 1998 and 1997 included net investment income of $8 million and $9 million, respectively, for real estate held for sale. Write-downs upon foreclosure and changes in valuation reserves were not material for 1998 and 1997.

     C) Short-Term Investments and Cash Equivalents: Short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $963 million at December 31, 1998 and, for 1997, principally corporate securities of $520 million and federal government securities of $443 million.

     D) Net Unrealized Appreciation (Depreciation) of Investments: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

(In millions)                                  1998               1997
-------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities                           $   1,384          $   1,500
  Equity securities                                 10                  8
                                             ---------          ---------
                                                 1,394              1,508
                                             ---------          ---------
Unrealized depreciation:
  Fixed maturities                                (137)              (139)
  Equity securities                                (25)               (29)
                                             ---------          ---------
                                                  (162)              (168)
                                             ---------          ---------
Less policyholder-related amounts                  880                931
                                             ---------          ---------
Shareholder net unrealized appreciation            352                409
Less deferred income taxes                         134                153
                                             ---------          ---------
Net unrealized appreciation                  $     218          $     256
                                             =========          =========

     The components of net unrealized appreciation (depreciation) on investments for the year ended December 31 were as follows:


(In millions)                                                           1998         1997         1996
------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments
   held, net of taxes of $48, $37 and $(151), respectively         $      89    $      69    $    (280)
Less gains realized in net income, net of taxes of $68, $ - ,
   and $3, in 1998, 1997 and 1996, respectively                          127            1            8
                                                                   ---------    ---------    ---------
Net unrealized appreciation (depreciation)                         $     (38)   $      68    $    (288)
                                                                   =========    =========    =========


     E) Non-Income Producing Investments: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

(In millions)                            1998          1997
-----------------------------------------------------------
Fixed maturities                     $     22        $   28
Mortgage loans                              2             -
Real estate                                68           141
                                     --------        ------
Total                                $     92        $  169
                                     ========        ======

     F) Derivative Financial Instruments: The Company's investment strategy is to manage the characteristics of investment assets, such as duration, yield, currency and liquidity, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is generally limited to hedging applications to minimize market risk.

     Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

     The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

     Underlying   contract,   notional  or  principal  amounts  associated  with
derivatives at December 31 were as follows:

(In millions)                   1998            1997
----------------------------------------------------
Interest rate swaps         $    158        $    265
Currency swaps                   193             248
Purchased options                878             833
Written options                1,087               -
Futures                          233              75
                            --------        --------

     Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, Swiss francs, German marks, Japanese yen and pounds sterling) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

     The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

     Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options that qualify for hedge accounting are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $82 million at December 31, 1997 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses. There were no such options at December 31, 1998.

     The Company also writes reinsurance contracts that are accounted for as written options. The Company receives fees to pay for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments when account holders elect to receive periodic income payments. These written options, along with options purchased to minimize the risks assumed, are reported at fair value in other liabilities and other assets, respectively. Changes in fair value are recognized in other revenues, or other operating expenses if there is a net loss. Fair values of written and related purchased options during 1998 and as of December 31, 1998 were not material.

     Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1998 and 1997.

     The effects of interest rate and currency swaps, purchased and written options and futures on the components of net income for 1998, 1997 and 1996 were not material.

     As of December 31, 1998 and 1997, the Company's variable interest rate investments consisted of approximately $0.6 billion and $0.7 billion of fixed maturities, respectively. As of December 31, 1998 and 1997, the Company's fixed interest rate investments consisted of $17 billion and $21.6 billion, respectively, of fixed maturities, and $8.9 billion and $10.1 billion, respectively, of mortgage loans.

     G)  Other:   As  of  December  31,  1998  and  1997,  the  Company  had  no
concentration of investments in a single investee exceeding 10% of shareholder's equity.

NOTE 5 - INVESTMENT INCOME AND GAINS AND LOSSES

     A) Net Investment Income: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

(In millions)                                      1998                 1997                1996
------------------------------------------------------------------------------------------------
Fixed maturities                               $  1,386             $  1,648            $  1,647
Equity securities                                     1                    8                   -
Mortgage loans                                      739                  885                 921
Policy loans                                        459                  532                 548
Real estate                                         142                  183                 227
Other long-term investments                          19                   17                  23
Short-term investments                               18                   28                  35
                                               --------             --------            --------
                                                  2,764                3,301               3,401
Less investment expenses                            127                  162                 202
                                               ---------            --------            --------
Net investment income                          $  2,637             $  3,139            $  3,199
                                               ========             ========            ========


     Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses, was approximately $1.6 billion for 1998 and $1.7 billion for 1997 and 1996. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.5 billion , $1.4 billion and $1.1 billion for 1998, 1997 and 1996, respectively.

     As of December 31, 1998, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $142 million and $97 million, including restructured investments of $76 million and $93 million, respectively. As of December 31, 1997, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $143 million and $153 million, including restructured investments of $81 million and $137 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $5 million, $7 million and $15 million in 1998, 1997 and 1996, respectively.

     B) Realized Investment Gains and Losses: Realized gains (losses) on investments, excluding policyholder share, for the year ended December 31 were as follows:

(In millions)                          1998           1997            1996
--------------------------------------------------------------------------
Fixed maturities                   $     34       $     (3)       $     11
Equity securities                         3              4               1
Mortgage loans                           22              4             (12)
Real estate                              10             28              15
Other                                    24             12              22
                                   --------       --------        --------
                                         93             45              37
Less income taxes                        33              8              17
                                   --------       --------        --------
Net realized investment gains      $     60       $     37        $     20
                                   ========       ========        ========

     Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $(5) million, $25 million and $40 million in 1998, 1997 and 1996, respectively.

     Realized investment gains for separate accounts, which are not reflected in the Company's revenues, were $494 million, $489 million and $305 million for 1998, 1997 and 1996 respectively. Realized investment gains attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $201 million, $76 million and $82 million for 1998, 1997 and 1996, respectively.

     Sales  of  available-for-sale   fixed  maturities  and  equity  securities,
including policyholder share, for the year ended December 31 were as follows:


(In millions)                       1998            1997           1996
-----------------------------------------------------------------------
Proceeds from sales            $   5,677       $   3,978      $   4,236
Gross gains on sales           $     238       $      95      $     146
Gross losses on sales          $     (55)      $    (151)     $     (70)
                               ---------       ---------      ---------

NOTE 6 - SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

     The Department recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which may differ from generally accepted accounting principles. As of December 31, 1998, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

     Capital stock of the Company at December 31, 1998 and 1997 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5).

     The Company's statutory net income was $824 million, $417 million and $611 million for 1998, 1997 and 1996, respectively. Statutory surplus was $1.8 billion at December 31, 1998 and $2.2 billion at December 31, 1997. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1998, the Company paid dividends of $2.0 billion to its parent, all of which received prior approval from the Department in accordance with requirements (see Note 3 - Disposition). During 1997, the Company paid dividends of $400 million to its parent, of which $100 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1999 without prior approval is $839 million. The amount of restricted net assets as of December 31, 1998 was approximately $2.7 billion.

NOTE 7 - INCOME TAXES

     The Company's net deferred tax asset of $865 million and $653 million as of December 31, 1998 and 1997, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

     In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1998 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote. See Note 13 for a discussion of potential legislation regarding this matter.

     CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service, and provisions are made in CIGNA's financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1991 through 1993, which resulted in an increase to net income of $13 million in 1997.

     In management's opinion, adequate tax liabilities have been established for all years. Income taxes and deferred tax balances for the year ended December 31, 1998 reflect state income taxes.

     The tax effects of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:


(In millions)                                            1998       1997
------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities      $   119      $ 400
  Employee and retiree benefit plans                      214        196
  Deferred gain on sale of business                       290          -
  Investments, net                                        356        262
  Policy acquisition expenses                             111          -
  Other                                                    -          63
                                                       ------      -----
  Total deferred tax assets                             1,090        921
                                                       ------      -----
Deferred tax liabilities:
  Policy acquisition expenses                              -          38
  Depreciation                                             67         77
  Unrealized appreciation on investments                  134        153
  Other                                                    24          -
                                                       ------      -----
  Total deferred tax liabilities                          225        268
                                                       ------      -----
Net deferred income tax asset                          $  865      $ 653
                                                       ======      =====

     The components of income taxes for the year ended December 31 were as follows:


 (In millions)                 1998                 1997                1996
----------------------------------------------------------------------------
Current taxes:
   U.S. income               $  617              $   344              $  391
   Foreign income                 5                    3                   3
   State income                  14                    -                   -
                             ------              -------              ------
                                636                  347                 394
                             ------              -------              ------
Deferred taxes (benefits):
   U.S. income                 (205)                 (49)                (81)
   State income                  (6)                   -                   -
                             ------              -------              ------
                               (211)                 (49)                (81)
Total income taxes           $  425              $   298              $  313
                             ======              =======              ======

State income taxes were not material in years prior to 1998.

     Total income taxes for the year ended December 31 differs from the amount computed using the nominal federal income tax rate of 35% for the following reasons:


(In millions)                                                    1998                 1997                1996
--------------------------------------------------------------------------------------------------------------
Tax expense at nominal rate                                    $  431              $   320              $  305
Tax-exempt interest income                                         (4)                  (5)                 (5)
Dividends received deduction                                      (13)                  (7)                 (7)
Amortization of goodwill                                            5                    4                   4
State income tax (net of federal income tax benefit)                5                    -                   -
Resolved federal tax audit issues                                   -                  (13)                  -
Other                                                               1                   (1)                 16
                                                               ------              -------              ------
Total income taxes                                             $  425              $   298              $  313
                                                               ======              =======              ======




NOTE 8 - PENSION AND OTHER POSTRETIREMENT BENEFITS PLANS

     A) Pension and Other Postretirement Benefit Plans: The Company provides pension and certain health care and life insurance benefits to eligible retired employees and agents, spouses and other eligible dependents through various plans. The expenses of retirement plans are allocated to the Company along with other benefit cost allocations.

     Pension benefits are provided through a plan sponsored by CIGNA covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $19 million, $24 million and $26 million in 1998, 1997 and 1996, respectively. The plans had deposits with the Company totaling approximately $2.8 billion and $2.5 billion at December 31, 1998 and 1997, respectively.

     Expense for postretirement benefits other than pensions allocated to the Company totaled $2 million for 1998 and 1997 and $9 million for 1996. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities as of December 31, 1998 and 1997 was $387 million and $412 million, including no net intercompany payables for 1998 and $39 million for 1997 for services provided by affiliates' employees.

     B) Capital Accumulation Plans: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. These contributions are invested, at the election of the employee, in one or more of the following investments:
CIGNA common stock fund, several CIGNA and non-CIGNA mutual funds, and a fixed-income fund. In addition, beginning in 1999, CIGNA may provide additional matching contributions, depending on its annual performance, which would be invested in the CIGNA common stock fund. The Company's allocated expense for such plans totaled $22 million for 1998, $15 million for 1997 and $16 million for 1996.

NOTE 9 - REINSURANCE

     In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of primary liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers. In connection with the sale of the Company's individual life insurance and annuity business (as discussed in Note 3), the reinsurance recoverable from Lincoln National Corporation at December 31, 1998 was $6.0 billion.

     Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1998 and 1997 there were no allowances for uncollectible amounts. Future charges for unrecoverable reinsurance may materially affect results of operations in future periods; however, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

     The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

(In millions)                          1998             1997           1996
---------------------------------------------------------------------------
Short-duration contracts
Premiums and fees:
  Direct                          $   3,763        $   3,119      $   2,940
  Assumed                               286              255            135
  Ceded                                (237)            (266)          (166)
                                  ---------        ---------      ---------
Net earned premiums and fees      $   3,812        $   3,108      $   2,909
                                  =========        =========      =========
Long-duration contracts
Premiums and fees:
  Direct                          $   1,998        $   1,979      $   1,997
  Assumed                               564              522            601
  Ceded                                (691)            (233)          (193)
                                  ---------        ---------      ---------
Net earned premiums and fees      $   1,871        $   2,268      $   2,405
                                  =========        =========      =========

     The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1998, 1997 and 1996 were net of reinsurance recoveries of $699 million, $340 million and $359 million, respectively.

     For the year ended December 31, 1998, ceded premiums and reinsurance recoveries associated with the individual life insurance and annuity business sold were $741 million and $550 million, respectively.

NOTE 10 - LEASES AND RENTALS

     Rental  expenses  for  operating   leases,   principally  with  respect  to
buildings, amounted to $42 million, $76 million and $68 million in 1998, 1997 and 1996, respectively.

     As of December 31, 1998, future net minimum rental payments under non-cancelable operating leases were $168 million, payable as follows: 1999 - $41 million; 2000 - $29 million; 2001 - $22 million; 2002 - $19 million; and $57 million thereafter.

NOTE 11 - SEGMENT INFORMATION

     Operating segments are based on the Company's internal reporting structure and generally reflect differences in products. The Company presents segment information as follows:

o Employee Health Care, Life and Disability Benefits, which combines the Company's Health Care and Group Insurance divisions, offers traditional indemnity and cost containment products and services as well as alternative funding arrangements, such as administrative services only and minimum premium plans.

o Employee Retirement Benefits and Investment Services provides investment products and professional services primarily to sponsors of qualified pension, profit-sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.

     Other Operations consist of gain recognition related to the sale of the individual life insurance and annuity business (and, for prior years, results of the sold business, see Note 3), corporate life insurance on which policy loans are outstanding (also called leveraged corporate life insurance), reinsurance operations, settlement annuity business and certain new business initiatives.

     The Company uses operating income (net income excluding after-tax realized investment results) to measure the financial results of its segments. Operating income is determined on a basis consistent with the accounting policies for the consolidated financial statements, except that interest expense on corporate debt is not allocated to segments. The Company allocates substantially all other corporate general, administrative and systems expenses to segments on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

     The Company's operations are not materially dependent on one or a few customers, brokers or agents. Summarized segment financial information for the year ended and as of December 31 was as follows:


(In millions)                                                  1998                 1997                1996
--------------------------------------------------------------------------------------------------------------
Employee Health Care, Life
and Disability Benefits
Premiums and fees and other revenues                       $    5,012           $    4,307           $   4,256
Net investment income                                             290                  286                 291
                                                           ----------           ----------           ---------
Segment revenues                                                5,302                4,593               4,547
Income tax expense                                                114                  108                 126
Operating income                                                  195                  190                 189
Assets under management:
    Invested assets                                             3,519                3,761               3,281
    Separate account                                            1,702                1,440               1,176
                                                           ----------           ----------           ---------
Total                                                      $    5,221           $    5,201           $   4,457
                                                           ==========           ==========           =========
Employee Retirement Benefits
and Investment Services
Premiums and fees and other revenues                       $      239           $      205           $     257
Net investment income                                           1,605                1,653               1,686
                                                           ----------           ----------           ---------
Segment revenues                                                1,844                1,858               1,943
Income tax expense                                                113                   99                  86
Operating income                                                  245                  229                 185
Assets under management:
    Invested assets                                            20,511               20,759              20,303
    Separate account                                           30,717               26,678              20,604
                                                           ----------           ----------           ---------
Total                                                      $   51,228           $   47,437           $  40,907
                                                           ==========           ==========           =========
Other Operations
Premiums and fees and other revenues                       $      859           $      874           $     810
Net investment income                                             742                1,200               1,222
                                                           ----------           ----------           ---------
Segment revenues                                                1,601                2,074               2,032
Income tax expense                                                165                   83                  84
Operating income                                                  306                  159                 163
Assets under management:
    Invested assets                                            10,006               16,181              16,193
    Separate account                                            2,229                1,099                 775
                                                           ----------           ----------           ---------
Total                                                      $   12,235           $   17,280           $  16,968
                                                           ==========           ==========           =========
Realized Investment Gains
Realized investment gains                                  $       93           $       45           $      37
Income tax expense                                                 33                    8                  17
                                                           ----------           ----------           ---------
Realized investment gains (losses), net of taxes           $       60           $       37           $      20
                                                           ==========           ==========           =========
Total
Premiums and fees and other revenues                       $    6,110           $    5,386           $   5,323
Net investment income                                           2,637                3,139               3,199
Realized investment gains                                          93                   45                  37
                                                           ----------           ----------           ---------
Total revenues                                                  8,840                8,570               8,559
Income tax expense                                                425                  298                 313
Operating income                                                  746                  578                 537
Realized investment gains (losses), net of taxes                   60                   37                  20
Net income                                                        806                  615                 557
Assets under management:
    Invested assets                                            34,036               40,701              39,777
    Separate account                                           34,648               29,217              22,555
                                                           ----------           ----------           ---------
Total                                                      $   68,684           $   69,918           $  62,332
                                                           ==========           ==========           =========

     Premiums and fees and other revenues by product type for the year ended December 31 were as follows:

(In millions)                                        1998        1997        1996
---------------------------------------------------------------------------------
Medical and Dental Indemnity                    $   3,566   $   2,883   $   2,726
Group Life                                          1,363       1,355       1,467
Other                                               1,181       1,148       1,130
                                                ---------   ---------   ---------
Total premiums and fees and other revenues      $   6,110   $   5,386   $   5,323
                                                =========   =========   =========


     For the year ended December 31, 1998, 1997 and 1996, the change in net translation of foreign currencies reflects increases of $2 million for 1998 and 1997, and $3 million for 1996.

     Premiums and fees and other revenues by geographic region for the year ended December 31 were as follows:


(In millions)                                      1998                 1997                1996
------------------------------------------------------------------------------------------------
Domestic                                      $   6,068            $   5,356           $   5,291
Foreign                                              42                   30                  32
                                              ---------            ---------           ---------
Total premiums and fees and other revenues    $   6,110            $   5,386           $   5,323
                                              =========            =========           =========



     The Company's aggregate foreign exchange transaction losses and foreign long-lived assets for the year ended and as of December 31, 1998, 1997 and 1996 were not material.

NOTE 12- RELATED PARTY TRANSACTIONS

     The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1998 and 1997.

     The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1998 and 1997 were $834 million and $869 million, respectively.

     Effective January 1, 1998, the Company assumed insurance reserves totaling $85 million, along with a corresponding amount of invested and other assets, under a coinsurance arrangement assigned from Healthsource Insurance Company, an affiliate. In addition, the Company was assigned the responsibility for administering self-funded employee benefit plan products from Healthsource Provident Administrators, Inc. (HPA), another affiliate. As part of this assignment, net assets of approximately $304 million were transferred to the Company from HPA.

     The Company had lines of credit available from affiliates totaling $600 million at December 31, 1998 and 1997. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1.5 million, $0.2 million and $1.0 million for 1998, 1997 and 1996, respectively. As of December 31, 1998 and 1997, there were no borrowings outstanding under such lines.

     The Company extended lines of credit to affiliates totaling $600 million at December 31, 1998 and 1997. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1998 or 1997.

     The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1998 and 1997, the Company had a balance in the Account of $1.1 billion and $484 million, respectively.

     CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

NOTE 13 - CONTINGENCIES

     A) Financial Guarantees: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

     The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 17 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1998 and 1997 was $85 million and $202 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in net investment income as earned. During 1998, 1997 and 1996, this income was not material. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. There were no losses for industrial revenue bonds in 1998, 1997 or 1996.


     The Company has entered into specialty life reinsurance contracts that guarantee payments for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments if account holders expire or elect to receive periodic income payments. For those accounts with mortality risk, reserves are established in amounts adequate to meet the estimated future obligations using various assumptions as to equity market conditions, premiums, mortality and lapse rates, including provision for adverse deviation. As of December 31, 1998 and 1997, the amount of recorded liabilities was $52 million and $29 million, respectively. Although these guarantees may adversely affect the Company's results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

     The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1998 and 1997, the amount of minimum benefit guarantees for separate account contracts was $5.1 billion and $4.6 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1998 and 1997. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

     Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

     B) Regulatory and Industry Developments: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to restrict insurance pricing and the application of underwriting standards and revise federal tax laws. Some of the more significant issues are discussed below.

     In early 1999, the Administration proposed a federal budget that would eliminate the deferral of taxation of certain statutory income of life insurance companies. As discussed in Note 7, the Company has not provided taxes on $450 million of such income. If the budget provision is enacted, the Company will record additional income tax expense of $158 million to reflect this liability. The proposed federal budget also would limit the deduction of interest expense on the general indebtedness of corporations owning non-leveraged corporate life insurance policies covering the lives of officers, employees or directors. If this latter provision is enacted as proposed, the Company does not anticipate that it will have a material effect on its consolidated results of operations, liquidity, or financial condition, although it could have a material adverse effect on the results of operations of the Employee Retirement Benefits and Investment Services segment.

     In 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate life insurance products. For 1998 and 1997, revenues of $556 million and $591 million, respectively, and net income of $42 million and $44 million, respectively, were from leveraged corporate life insurance products that are affected by this legislation. The Company does not expect this legislation to have a material adverse effect on its consolidated results of operations, liquidity or financial condition.

     In 1998, the NAIC adopted standardized statutory accounting principles. Since these principles have not been adopted by most of the insurance departments of various jurisdictions in which the Company's insurance subsidiaries are domiciled, the timing and effects of implementation have not yet been determined.

     The Company is contingently liable for possible assessments under regulatory requirements pertaining to potential insolvencies of unaffiliated insurance companies and other insurance-related assessments. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded no pre-tax charges for 1998, and $17 million and $26 million for 1997 and 1996, respectively, for estimated guaranty fund and other insurance-related assessments before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.


     The eventual effect on the Company of the changing environment in which it operates remains uncertain.

     C) Litigation: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

                    Report of Ernst & Young LLP, Independent Auditors



Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of CG Variable Annuity Separate Account


We have  audited  the  accompanying  statement  of assets  and  liability  of CG
Variable Annuity Separate Account ("Variable Account") (comprised of the AIM V.I. Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Global Utilities, AIM V.I. Government Securities, AIM V.I. Growth, AIM V.I. Growth and Income, AIM V.I. International Equity, AIM V.I. Money Market, AIM V.I. Value subaccounts), as of December 31, 1998, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of CG Variable Annuity Separate Account for the year ended December 31, 1997, were audited by other auditors whose report dated February 20, 1998, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the CG Variable Annuity Separate Account at December 31, 1998, the results of their operations and the changes in their net assets for the year then ended, in conformity with generally accepted accounting principles.




Fort Wayne, Indiana
April 2, 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Annuity Separate Account


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, AIM V.I. Capital Appreciation Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. International Equity Fund, AIM V.I. Money Market Fund and AIM V.I. Value Fund (constituting the CG Variable Annuity Separate Account, hereafter referred to as "the Account") at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Hartford, Connecticut
February 20, 1998

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                       STATEMENT OF ASSETS AND LIABILITY

                               December 31, 1998


                                                                     AIM V.I.       AIM V.I.        AIM V.I.          AIM V.I.
                                                                     Capital      Diversified        Global          Government
                                                                   Appreciation      Income        Utilities         Securities
                                                   Combined         Subaccount     Subaccount      Subaccount        Subaccount
                                                   --------        ------------   -----------      ----------        ----------
Assets
  Investments at Market - Unaffiliated
  (Cost $959,634,079)                           $ 1,549,364,906    $ 347,040,937  $ 61,993,646     $ 16,214,982      $ 27,317,116
                                                ----------------   -------------  -------------  ---------------   ---------------

Total Assets                                      1,549,364,906     347,040,937     61,993,646       16,214,982        27,317,116



Liability - Payable to Connecticut General
  Life Insurance Company                                 57,182          12,636          2,309              599             1,071
                                                ----------------   -------------  -------------  ---------------   ---------------

NET ASSETS                                      $ 1,549,307,724    $ 347,028,301  $ 61,991,337     $ 16,214,383      $ 27,316,045
                                                ================   =============  =============  ===============   ===============


Percent of net assets                                   100.00%          22.40%          4.00%            1.05%             1.76%
                                                ================   =============  =============  ===============   ===============


Net assets are represented by:

   Units in accumulation period                                      14,253,709      4,459,628          848,258         2,161,951
   Annuity reserve units                                                  5,536          5,086            2,188            10,381

   Unit value                                                          $ 24.337       $ 13.885         $ 19.066          $ 12.575

   Value in accumulation period                                     346,893,576     61,920,715       16,172,669        27,185,510
   Annuity reserves                                                     134,725         70,622           41,714           130,535
                                                                   -------------  -------------  ---------------   ---------------

NET ASSETS                                                         $347,028,301   $ 61,991,337     $ 16,214,383      $ 27,316,045
                                                                   =============  =============  ===============   ===============


See accompanying notes.



                                                                                     AIM V.I.         AIM V.I.       AIM V.I.
                                                                     AIM V.I.       Growth and      International      Money
                                                                      Growth          Income           Equity         Market
                                                                    Subaccount      Subaccount       Subaccount     Subaccount
                                                                    ----------      ----------      -------------   ----------
Assets
  Investments at Market - Unaffiliated
  (Cost $959,634,079)                                             $ 243,627,370   $ 166,642,905    $ 152,359,384   $ 44,823,706
                                                                  -------------  --------------    -------------   ------------

Total Assets                                                        243,627,370     166,642,905     152,359,384     44,823,706



Liability - Payable to Connecticut General
  Life Insurance Company                                                  8,953           6,212           5,652          1,665
                                                                  -------------  --------------   -------------   ------------

NET ASSETS                                                        $ 243,618,417   $ 166,636,693   $ 152,353,732   $ 44,822,041
                                                                  =============  ==============   =============   ============


Percent of net assets                                                    15.72%          10.76%           9.83%          2.89%
                                                                 ==============  ==============   =============   ============


Net assets are represented by:

   Units in accumulation period                                       9,032,463       6,733,443       8,128,505      3,737,115
   Annuity reserve units                                                  3,739           2,460           8,660              -

   Unit value                                                          $ 26.960        $ 24.739        $ 18.723       $ 11.994

   Value in accumulation period                                     243,517,609     166,575,829     152,191,595     44,822,041
   Annuity reserves                                                     100,808          60,864         162,137              -
                                                                 --------------  --------------   -------------   ------------

NET ASSETS                                                        $ 243,618,417   $ 166,636,693   $ 152,353,732   $ 44,822,041
                                                                 ==============  ==============   =============   ============




                                                                     AIM V.I.
                                                                       Value
                                                                    Subaccount
                                                                    ----------

Assets
  Investments at Market - Unaffiliated
  (Cost $959,634,079)                                             $ 489,344,860
                                                                 --------------

Total Assets                                                        489,344,860



Liability - Payable to Connecticut General
  Life Insurance Company                                                 18,085
                                                                 --------------

NET ASSETS                                                        $ 489,326,775
                                                                 ==============


Percent of net assets                                                    31.58%
                                                                 ==============


Net assets are represented by:

   Units in accumulation period                                      17,443,084
   Annuity reserve units                                                 10,012

   Unit value                                                          $ 28.037

   Value in accumulation period                                     489,046,067
   Annuity reserves                                                     280,708
                                                                 --------------

NET ASSETS                                                       $ 489,326,775
                                                                 ==============



                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1998


                                                   AIM V.I.      AIM V.I.      AIM V.I.         AIM V.I.
                                                    Capital     Diversified     Global         Government       AIM V.I.
                                                  Appreciation    Income       Utilities       Securities        Growth
                                     Combined      Subaccount    Subaccount    Subaccount       Subaccount      Subaccount
                                     --------      ------------  -----------   ----------       ----------      ----------

Net Investment Income (Loss):
 Dividends from investment income   $ 11,774,560     $ 496,319   $ 3,042,645      $ 261,229        $ 792,611       $ 775,840
 Dividends from net realized gains
  on investments                      46,134,039     8,792,901       970,775        108,616                -      14,545,635
 Mortality and expense guarantees    (19,383,966)   (4,448,424)     (874,114)      (210,416)        (334,183)     (2,883,211)
                                   --------------  ------------  ------------ --------------  --------------- ---------------

NET INVESTMENT INCOME (LOSS)          38,524,633     4,840,796     3,139,306        159,429          458,428      12,438,264


Net Realized and Unrealized
  Gain (Loss) on Investments:
     Net realized gain on
       investments                    69,691,214    21,973,089     1,873,511      1,322,170          655,405      10,024,346
     Net change in unrealized
       appreciation or depreciation
       on investments                183,433,592    26,522,568    (3,580,234)       689,626          340,677      37,942,473
                                   --------------  ------------  ------------ --------------  --------------- ---------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS        253,124,806    48,495,657    (1,706,723)     2,011,796          996,082      47,966,819
                                   --------------  ------------  ------------ --------------  --------------- ---------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS          $ 291,649,439   $53,336,453   $ 1,432,583    $ 2,171,225      $ 1,454,510    $ 60,405,083
                                   ==============  ============  ============ ==============  =============== ===============



                                                    AIM V.I.      AIM V.I.      AIM V.I.
                                                   Growth and   International    Money          AIM V.I.
                                                     Income        Equity        Market           Value
                                                    Subaccount    Subaccount    Subaccount      Subaccount
                                                    ----------   -------------  ----------      ----------


Net Investment Income (Loss):
 Dividends from investment income                     $ 653,551   $ 1,215,572   $ 2,263,855     $ 2,272,938
 Dividends from net realized gains
  on investments                                      1,613,038             -            -       20,103,074
 Mortality and expense guarantees                    (2,016,109)   (2,144,997)    (618,525)      (5,853,987)
                                                   ------------- -------------  -----------   --------------

NET INVESTMENT INCOME (LOSS)                            250,480      (929,425)   1,645,330       16,522,025


Net Realized and Unrealized
  Gain (Loss) on Investments:
     Net realized gain on
       investments                                    7,016,146     9,483,442            -       17,343,105
     Net change in unrealized
       appreciation or depreciation
       on investments                                27,560,775    11,064,361            -       82,893,346
                                                   ------------- -------------  -----------   --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS                        34,576,921    20,547,803            -      100,236,451
                                                   ------------- -------------  -----------   --------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $ 34,827,401  $ 19,618,378   $ 1,645,330   $ 116,758,476
                                                   ============= =============  ===========   ==============



See accompanying notes.

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years Ended December 31, 1997 and 1998


                                                                AIM V.I.         AIM V.I.        AIM V.I.        AIM V.I.
                                                                 Capital       Diversified        Global        Government
                                                              Appreciation        Income         Utilities      Securities
                                               Combined        Subaccount       Subaccount      Subaccount      Subaccount
                                               --------       ------------     ------------     ----------      ----------

NET ASSETS AT JANUARY 1, 1997               $ 1,164,092,150    $ 312,747,385    $ 54,027,782    $ 11,016,631    $ 20,672,196

Changes From Operations:
  Net investment income (loss)                   14,403,758         (104,068)       (726,052)       (162,157)       (271,963)
  Net realized gain on
    investments                                   4,041,987        1,668,285          11,722          33,624          32,115
  Net change in unrealized appreciation
    on investments                              173,365,295       34,565,030       5,167,470       2,462,238       1,598,560
                                           ----------------- ---------------- ---------------  --------------  --------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       191,811,040       36,129,247       4,453,140       2,333,705       1,358,712

Change From Unit Transactions:
   Participant deposits                         125,248,719       21,264,293       7,508,683       1,046,316       1,210,696
   Participant transfers                          1,002,893      (16,341,983)      2,206,344       1,476,613       1,453,903
   Participant withdrawals and annuity
     payments                                  (116,305,125)     (22,311,355)     (4,323,378)       (540,210)     (1,907,014)
                                           ----------------- ---------------- ---------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM UNIT TRANSACTIONS           9,946,487      (17,389,045)      5,391,649       1,982,719         757,585
                                           ----------------- ---------------- ---------------  --------------  --------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS                                   201,757,527       18,740,202       9,844,789       4,316,424       2,116,297
                                           ----------------- ---------------- ---------------  --------------  --------------

NET ASSETS AT DECEMBER 31, 1997               1,365,849,677      331,487,587      63,872,571      15,333,055      22,788,493


Changes From Operations:
  Net investment income (loss)                   38,524,633        4,840,796       3,139,306         159,429         458,428
  Net realized gain on
    investments                                  69,691,214       21,973,089       1,873,511       1,322,170         655,405
  Net change in unrealized appreciation
    or depreciation on investments              183,433,592       26,522,568      (3,580,234)        689,626         340,677
                                           ----------------- ---------------- ---------------  --------------  --------------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       291,649,439       53,336,453       1,432,583       2,171,225       1,454,510

Change From Unit Transactions:
   Participant deposits                          42,994,072        6,622,951       2,575,258         722,067         851,929
   Participant transfers                          1,027,193      (13,321,565)        342,581        (772,360)      5,242,249
   Participant withdrawals and annuity
     payments                                  (152,212,657)     (31,097,125)     (6,231,656)     (1,239,604)     (3,021,136)
                                           ----------------- ---------------- ---------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM UNIT TRANSACTIONS        (108,191,392)     (37,795,739)     (3,313,817)     (1,289,897)      3,073,042
                                           ----------------- ---------------- ---------------  --------------  --------------

TOTAL INCREASE (DECREASE) IN
NET ASSETS                                      183,458,047       15,540,714      (1,881,234)        881,328       4,527,552
                                           ----------------- ---------------- ---------------  --------------  --------------

NET ASSETS AT DECEMBER 31, 1998             $ 1,549,307,724    $ 347,028,301    $ 61,991,337    $ 16,214,383    $ 27,316,045
                                           ================= ================ ===============  ==============  ==============




                                                                  AIM V.I.         AIM V.I.         AIM V.I.
                                               AIM V.I.        Growth and      International        Money           AIM V.I.
                                                Growth           Income           Equity           Market            Value
                                              Subaccount       Subaccount       Subaccount       Subaccount        Subaccount
                                              ----------       ----------      -------------     ----------

NET ASSETS AT JANUARY 1, 1997                $ 154,423,265     $ 90,415,990     $ 142,116,428     $ 54,209,410    $ 324,463,063

Changes From Operations:
  Net investment income (loss)                   4,828,737       (1,472,284)          986,264        1,857,213        9,468,068
  Net realized gain on
    investments                                    657,668          (59,526)          615,581                -        1,082,518
  Net change in unrealized appreciation
    on investments                              34,088,046       26,524,202         6,821,337                -       62,138,412
                                            ---------------  ---------------  ---------------- ----------------  ---------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       39,574,451       24,992,392         8,423,182        1,857,213       72,688,998

Change From Unit Transactions:
   Participant deposits                         13,203,440       16,926,263        13,869,606       24,414,333       25,805,089
   Participant transfers                         2,283,051       18,996,026          (492,062)     (13,972,232)       5,393,233
   Participant withdrawals and annuity
     payments                                  (13,759,221)     (12,914,594)      (11,121,648)     (22,198,209)     (27,229,496)
                                            ---------------  ---------------  ---------------- ----------------  ---------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM UNIT TRANSACTIONS          1,727,270       23,007,695         2,255,896      (11,756,108)       3,968,826
                                            ---------------  ---------------  ---------------- ----------------  ---------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS                                   41,301,721       48,000,087        10,679,078       (9,898,895)      76,657,824
                                            ---------------  ---------------  ---------------- ----------------  ---------------

NET ASSETS AT DECEMBER 31, 1997                195,724,986      138,416,077       152,795,506       44,310,515      401,120,887


Changes From Operations:
  Net investment income (loss)                  12,438,264          250,480          (929,425)       1,645,330       16,522,025
  Net realized gain on
    investments                                 10,024,346        7,016,146         9,483,442                -       17,343,105
  Net change in unrealized appreciation
    or depreciation on investments              37,942,473       27,560,775        11,064,361                -       82,893,346
                                            ---------------  ---------------  ---------------- ----------------  ---------------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       60,405,083       34,827,401        19,618,378        1,645,330      116,758,476

Change From Unit Transactions:
   Participant deposits                          5,635,643        6,571,206         2,843,179        6,021,063       11,150,776
   Participant transfers                         2,375,383        4,155,669       (11,933,394)      15,706,874         (768,244)
   Participant withdrawals and annuity
     payments                                  (20,522,678)     (17,333,660)      (10,969,937)     (22,861,741)     (38,935,120)
                                            ---------------  ---------------  ---------------- ----------------  ---------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM UNIT TRANSACTIONS        (12,511,652)      (6,606,785)      (20,060,152)      (1,133,804)     (28,552,588)
                                            ---------------  ---------------  ---------------- ----------------  ---------------

TOTAL INCREASE (DECREASE) IN
NET ASSETS                                      47,893,431       28,220,616          (441,774)         511,526       88,205,888
                                            ---------------  ---------------  ---------------- ----------------  ---------------

NET ASSETS AT DECEMBER 31, 1998              $ 243,618,417    $ 166,636,693     $ 152,353,732     $ 44,822,041    $ 489,326,775
                                            ===============  ===============  ================ ================  ===============


See accompanying notes.

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS



1.   ACCOUNTING POLICIES & ACCOUNT INFORMATION

The Account:
CG Variable Annuity Separate Account (the Variable Account) is a segregated investment account of Connecticut General Life Insurance Company (CG Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of CG Life. The assets and liabilities of the Variable Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Variable Account are owned by CG Life, are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

Effective January 1, 1998, CG Life contracted the administrative servicing obligations to its individual variable annuity business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LLANY). Effective September 1, 1998, Lincoln Life and LLANY subcontracted the administrative servicing obligations to the variable annuity business included in the Variable Account to Allstate Life Insurance Company and Allstate Life Insurance Company of New York (the Allstate Companies). Although CG Life is responsible for all policy terms and conditions, Lincoln Life and LLANY are responsible  for  servicing  the  individual  annuity  contracts,  including the payment of benefits, oversight of investment management and contract administration until these services are transitioned to the Allstate Companies on April 12, 1999.

Basis of Presentation:
The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

Investments:
The assets of the Variable Account are divided into variable sub-accounts each of which is invested in shares of one of nine portfolios of AIM Variable Insurance Funds, Inc., a diversified open-end management investment company, each portfolio with its own investment objective. The variable sub-accounts are:

AIM Variable Insurance Funds, Inc.:
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Global Utilities Fund
     AIM V.I. Government Securities Fund
     AIM V.I. Growth Fund
     AIM V.I. Growth and Income Fund
     AIM V.I. International Equity Fund
     AIM V.I. Money Market Fund
     AIM V.I. Value Fund

Investments in the variable sub-accounts are stated at the closing net asset value per share on December 31, 1998, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends:
Dividends paid to the Variable Account are automatically reinvested in shares of the variable sub-accounts on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes:
Operations of the Variable Account form a part of and are taxed with operations of CG Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves:
The amount of annuity reserves is determined by the actuarial assumptions which meet statutory requirements. Gains or losses resulting from the actuarial mortality experience, the responsibility of which is assumed by CG Life, are offset by transfers to or from CG Life.

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

2.   MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATES

CG Life assumes the risk that annuitants may live longer than expected and also assumes a mortality risk in connection with the death benefits of the contract. CG Life also assumes a risk that its actual administrative expenses may be higher than amounts deducted for such expenses. CG Life charges each variable sub-account the daily equivalent of 1.25%, on an annual basis, of the current value of each sub-account's assets for the assumption of these risks.

CG Life also deducts a daily administrative fee from assets of each variable sub-account as partial reimbursement for administrative expenses relating to the issuance and maintenance of the contract and the participant's annuity account. This charge is currently at an effective annual rate of .10%.

As partial compensation for administrative services provided, CG Life additionally receives a $35 annuity account fee per year from each contract. This charge is deducted from the fixed or variable sub-account of the participant or on a pro-rata basis from two or more fixed or variable sub-accounts in relation to their values under the contract. Fixed sub-accounts are part of the general account of Lincoln Life and are not included in the financial statements. If applicable state law requires, the $35 annuity account fee will be reduced to a lesser amount. The annual annuity account fee will be waived each year that the purchaser's account value equals or exceeds $100,000 as of the last valuation date of that year. Annuity account fees for the variable sub-accounts of $514,475 were deducted for the year ended December 31, 1998.

Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $10 for transfers between sub-accounts. No transfer fees were deducted for the year ended December 31, 1998.

No deduction for sales charges is made from the premium payment. However, if a cash withdrawal is made, a withdrawal charge (contingent deferred sales charge) may be assessed by CG Life. The withdrawal charge, if assessed, varies from 0-7% depending upon the duration of each contract deposit. The withdrawal charge is deducted from withdrawal proceeds for full withdrawals and reduces the remaining account value for partial withdrawals. These charges are paid to CG Life as reimbursement for services provided. These services include commissions paid to sales personnel, the cost associated with preparation of sales literature and other promotional costs and acquisition expenses. Withdrawal charges paid to CG Life for the variable sub-accounts for the year ended December 31, 1998 were $2,445,074.

                      CG VARIABLE ANNUITY SEPARATE ACCOUNT

3.   NET ASSETS

The following is a summary of net assets owned at December 31, 1998.


                                                           AIM V.I.          AIM V.I.           AIM V.I.           AIM V.I.
                                                            Capital        Diversified           Global           Government
                                                         Appreciation         Income           Utilities          Securities
                                      Combined            Subaccount        Subaccount         Subaccount         Subaccount
                                      --------            ----------        ----------         ----------         ----------
Unit Transactions:
  Accumulation and annuity units       $ 811,522,562      $ 183,461,997     $ 47,970,740         $ 9,785,792       $ 22,936,495

Accumulated net investment
   income (loss)                          74,780,495           (986,223)       8,700,399             396,935          2,062,115
Accumulated net realized
   gain on investments                    73,273,840         23,124,047        1,906,074           1,367,802            699,987
Net unrealized appreciation
   on investments                        589,730,827        141,428,480        3,414,124           4,663,854          1,617,448
                                 --------------------   ----------------  ---------------   -----------------  -----------------
                                     $ 1,549,307,724      $ 347,028,301     $ 61,991,337        $ 16,214,383       $ 27,316,045
                                 ====================   ================  ===============   =================  =================


                                                           AIM V.I.            AIM V.I.           AIM V.I.
                                       AIM V.I.           Growth and        International          Money             AIM V.I.
                                        Growth              Income              Equity             Market              Value
                                      Subaccount          Subaccount          Subaccount         Subaccount         Subaccount
                                      ----------          ----------          ----------         ----------         ----------


                                      $ 107,060,934         $ 91,916,460       $ 96,040,040      $ 36,573,185     $ 215,776,919

Unit Transactions:
  Accumulation and annuity units         21,350,508               81,959         (2,404,200)        8,248,856        37,330,146

Accumulated net investment               10,638,370            6,926,925         10,143,365                 -        18,467,270
   income (loss)
Accumulated net realized                104,568,605           67,711,349         48,574,527                 -       217,752,440
   gain on investments             -----------------   ------------------  -----------------   ---------------   ---------------
Net unrealized appreciation           $ 243,618,417        $ 166,636,693      $ 152,353,732      $ 44,822,041     $ 489,326,775
   on investments                  =================   ==================  =================   ===============   ===============


                      CG VARIABLE ANNUITY SEPARATE ACCOUNT
                         PURCHASES/REDEMPTIONS WORKSHEET
                   NOTES TO FINANCIAL STATEMENTS (Continued)



4.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1998.


                                                        Aggregate              Aggregate
                                                         Cost of                Proceeds
                                                        Purchases              from Sales

                                                    ------------------     -------------------

     AIM V.I. Capital Appreciation Fund                  $ 27,826,518            $ 60,768,823
     AIM V.I. Diversified Income Fund                      15,116,820              15,289,026
     AIM V.I. Global Utilities Fund                         3,749,968               4,879,840
     AIM V.I. Government Securities Fund                   12,718,823               9,186,284
     AIM V.I. Growth Fund                                  25,440,167              25,504,605
     AIM V.I. Growth and Income Fund                       14,820,482              21,170,577
     AIM V.I. International Equity Fund                    11,048,200              32,032,127
     AIM V.I. Money Market Fund                            74,045,042              73,531,851
     AIM V.I. Value Fund                                   32,690,065              44,702,544

                                                    ------------------     -------------------
                                                        $ 217,456,085           $ 287,065,677

                                                    ==================     ===================


5.   INVESTMENTS

The following is a summary of investments owned at December 31, 1998.


                                                                              Net
                                                              Shares         Asset          Value of            Cost of
                                                           Outstanding       Value           Shares              Shares
                                                         --------------   -----------   ----------------    ----------------

     AIM V.I. Capital Appreciation Fund                   13,771,466        $ 25.20     $   347,040,937       $ 205,612,457
     AIM V.I. Diversified Income Fund                      5,666,695          10.94          61,993,646          58,579,522
     AIM V.I. Global Utilities Fund                          934,043          17.36          16,214,982          11,551,128
     AIM V.I. Government Securities Fund                   2,443,391          11.18          27,317,116          25,699,668
     AIM V.I. Growth Fund                                  9,823,684          24.80         243,627,370         139,058,765
     AIM V.I. Growth and Income Fund                       7,016,543          23.75         166,642,905          98,931,556
     AIM V.I. International Equity Fund                    7,765,514          19.62         152,359,384         103,784,857
     AIM V.I. Money Market Fund                           44,823,706           1.00          44,823,706          44,823,706
     AIM V.I. Value Fund                                  18,641,709          26.25         489,344,860         271,592,420
                                                                                        ----------------   -----------------
                                                                                        $ 1,549,364,906       $ 959,634,079
                                                                                        ================   =================



6.  DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the
Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes of any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

PART C. OTHER INFORMATION
ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)  Exhibits

     (1)  Resolution  of  Board  of  Directors   Authorizing   Establishment  of
          Registrant.1/

     (2)  Not Applicable.

     (3) Form of Selling Agreement among Connecticut General Life Insurance Company, CIGNA Financial Advisors, Inc. as principal underwriter, and selling dealers. 1/

     (4) Form of Connecticut General Life Insurance Company Variable Annuity Contract Form Number AN 400, together with Optional Methods of Settlement Riders (Form Numbers AR 305 and AR 306), Joint Annuitant Rider (From Number B10321) and CRT Rider (Form B10322). 2/

     (5) Form of Application Which May Be Used in Connection with the Contract Shown As Exhibit (4)(a). 1/ --

     (6) (a) Certificate of Incorporation (Charter) of Connecticut General Life Insurance Company, as amended. 5/

          (b)  By-Laws of Connecticut General Life Insurance Company. 5/

     (7)  Not Applicable.

     (8)  Participation Agreements with AIM.6/

     (9)  Opinion and Consent of Mark A. Parsons, Esq. 6/

     (10) (a) Consent of Sutherland Asbill & Brennan LLP. 6/

          (b)  Consent of Ernst & Young LLP. 6/

          (c)  Consent of PricewaterhouseCoopers LLP. 6/

     (11) Not Applicable.

     (12) Not Applicable.

     (13) Not Applicable.

     (14) Not Applicable.

     (15) Powers of Attorney. 3/ 4/

1/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 23, 1997 (File No. 33-48137).

2/ Incorporated herein by reference to the Post-Effective Amendment No. 2 on Form N-4 of CG Variable Annuity Separate Account II filed with the SEC via EDGARLINK on June 20, 1995 (File No. 33-83020). 3/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on September 23, 1997 (File No. 33-48137). 4/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on March 1, 1999 (File No. 33-48137).

5/ Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement for CG Variable Life Insurance Separate Account II filed with the SEC via EDGARLINK on April 28, 1999 (File No. 33-89239).

6/ Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each of the directors and officers of Connecticut General Life Insurance Company (the "Company") is the Company's Home Office, 900 Cottage Grove Road, Hartford, Connecticut 06152.

DIRECTORS AND OFFICERS OF DEPOSITOR

NAME                                            POSITIONS AND OFFICES WITH DEPOSITOR

Thomas C. Jones...............................  President (Principal Executive Officer) and Director
John Wilkinson................................  Vice President and Actuary (Principal Financial Officer)
Robert E. Wahlman.............................  Vice President (Principal Accounting Officer)
Susan L. Cooper...............................  Corporate Secretary
Andrew G. Helming.............................  Secretary
Stephen C. Stachelek..........................  Vice President and Treasurer
William M. Pastore............................  Director and Chairman of the Board
Harold W. Albert..............................  Director
Robert W. Burgess.............................  Director
John Cannon, III..............................  Director and Chief Counsel
Joseph M. Fitzgerald..........................  Director and Senior Vice President
Carol M. Olsen................................  Director and Senior Vice President
John E. Pacy..................................  Director and Senior Vice President
Marc L. Preminger.............................  Director and Senior Vice President
Patricia L. Rowland...........................  Director and Senior Vice President
W. Allen Schaffer, MD.........................  Director and Senior Vice President


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA Corporation (March 26, 1999).

ITEM 27.  NUMBER OF PURCHASERS

As of April 13, 1999, there were 19,591 owners of Contracts covered by this Registration Statement.

ITEM 28.  INDEMNIFICATION

The answer to this Item 28 is incorporated by reference to Item 28 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of CG Variable Annuity Separate Account II under the Securities Act of 1933 (File No. 33-83020) filed February 26, 1997.

ITEM 29.  PRINCIPAL UNDERWRITER

The Registrant's principal underwriter is Sagemark Consulting, Inc. ("Sagemark"), formerly known as CIGNA Financial Advisors, Inc. Deferred sales charges of $287,589.23 were paid on the Contracts during Registrant's fiscal year ended December 31, 1998. Sagemark also acts as principal underwriter of certain other variable annuity contracts and variable life policies issued by the Company, and by the CIGNA Life Insurance Company. Sagemark's mailing address is 350 Church Street, Hartford, Connecticut 06103.

The investment companies for which Sagemark acts as a principal underwriter are:

          CG Variable Annuity Separate Account

          CG Variable Annuity Separate Account II

          CG Variable Life Insurance Separate Account I

          CG Variable Life Insurance Separate Account II

          CIGNA Variable Annuity Separate Account I

DIRECTORS AND OFFICERS OF PRINCIPAL UNDERWRITER

NAME                                            POSITIONS AND OFFICES WITH UNDERWRITER

J. Michael Hemp...............................  President
Todd R. Stephenson............................  Senior Vice President and Chief Operating Officer
Carolyn P. Brody..............................  Vice President
Joy P. McConnell..............................  Vice President
Priscilla S. Brown............................  Vice President
Philip L. Holstein............................  Vice President
Karen R. Matheson.............................  Director and Vice President
John M. Behrendt..............................  Vice President
Janet C. Whitney..............................  Vice President and Treasurer
Robert A. Picarello...........................  Chief Counsel and Assistant Secretary
H. Edward Cohen...............................  Assistant Vice President
Karen E. Goldman..............................  Assistant Vice President
C. Suzanne Womack.............................  Secretary
Gil L. Bearman................................  Assistant Secretary
Brian S. Becker...............................  Assistant Secretary
Renee L. Beeks................................  Assistant Secretary
Gail Black....................................  Assistant Treasurer
Walter W. Bonham, Jr..........................  Assistant Treasurer

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are currently maintained by the Administrator, Allstate Life Insurance Company, at its processing center in Palatine, Illinois, and by prior administrator, The Lincoln National Life Insurance Company at its processing center.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

   (a) Registrant undertakes that it will file a post effective amendment to this registration statement under the Securities Act of 1933 as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contracts may be accepted.

   (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or
   (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

   (c) Registrant undertakes to deliver promptly, upon written or oral request made to Connecticut General Life Insurance Company at the address or phone number listed in the Prospectus, any Statement of Additional Information and any financial statements required by Form N-4 to be made available to applicants or contract owners.

FEES AND CHARGES REPRESENTATION

The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SECTION 403(b) REPRESENTATION

Registrant  represents  that it is relying on a no-action  letter dated November
28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut on the 30th day of April, 1999.

CG VARIABLE ANNUITY SEPARATE ACCOUNT
(REGISTRANT)
                                 By /s/ JOHN WILKINSON
                                 ----------------------
                                 John Wilkinson
                                 Vice President
                                 Connecticut General Life Insurance Company


CONNECTICUT GENERAL LIFE INSURANCE COMPANY
(DEPOSITOR)

                                 By /s/ JOHN WILKINSON
                                 ---------------------
                                 John Wilkinson
                                 Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to this Registration Statement (File No. 33-48137) has been signed below on April 30, 1999 by the following persons, as officers and directors of the Depositor, in the capacities indicted:



SIGNATURE


/s/ THOMAS C. JONES*                        President and Director
Thomas C. Jones                             (Principal Executive Officer)

/s/ JOHN WILKINSON*                         Vice President and Actuary
John Wilkinson                              (Principal Financial Officer)

/s/ ROBERT E. WAHLMAN*                      Vice President
Robert E. Wahlman                           (Principal Accounting Officer)

/s/ HAROLD W. ALBERT*                       Vice President
Harold W. Albert                            (Principal Accounting Officer)


/s/ ROBERT W. BURGESS*                       Director
Robert W. Burgess

/s/                                          Director and Chief Counsel
---------------------
John Cannon, III


/s/ JOSEPH M. FITZGERALD*                    Director
Joseph M. Fitzgerald

/s/                                          Director and Chairman
-----------------------
William M. Pastore


/s/ CAROL M. OLSEN*                          Director
Carol M. Olsen

/s/ JOHN E. PACY*                            Director
John E. Pacy

/s/ MARC L. PREMINGER*                       Director
Marc L. Preminger

/s/ PATRICIA L. ROWLAND*                     Director
Patricia L. Rowland

/s/ W. ALLEN SCHAFFER, M.D.*                 Director
W. Allen Schaffer, M.D.

*By: /s/ JOHN WILKINSON                     Date:  April 30, 1999
     ------------------
   John Wilkinson
   Attorney-in-Fact

                                  Exhibit Index


Exhibit 8         Participation Agreements with AIM

Exhibit 9         Opinion and Consent of Mark A. Parsons, Esq.

Exhibit 10(a)     Consent of Sutherland Asbill & Brennan

Exhibit 10(b)     Consent of  Ernst & Young LLP

Exhibit 10(c)     Consent of  PricewaterhouseCoopers LLP